As filed with the Securities and Exchange Commission on February 10, 2021

File No. 002-78020

811-03488

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 62	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 165	☒

(Check appropriate box or boxes.)

Nassau Life Variable Accumulation Account

(Exact Name of Registrant)

Nassau Life Insurance Company

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(800) 447-4312

(Depositor’s Telephone Number, including Area Code)

Kostas Cheliotis, Esq.

Nassau Life Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒	on May 1, 2021 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered: Deferred variable annuity contracts

[Version A]

Big Edge

Group Strategic Edge

The Big Edge Choice (for New York)

The Big Edge Plus®

Nassau Life Variable Accumulation Account

Issued by: Nassau Life Insurance Company (“Nassau”)

PROSPECTUS	May 1, 2021

This prospectus describes a variable and fixed accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the investment options of the Nassau Life Variable Accumulation Account (“Separate Account”), or to the Guaranteed Interest Account (“GIA”). The assets of each investment option of the Separate Account will be used to purchase, at net asset value, shares of a series in the designated funds described in Appendix A: Investment Options Available Under The Contract. We no longer make new sales of this contract.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The contract is not a deposit or obligation of, underwritten or guaranteed by, any financial institution, credit union or affiliate. It is not federally insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other state or federal agency. Contract investments are subject to risk, including the fluctuation of contract values and possible loss of principal. The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Purchasing a variable annuity within a qualified plan or Individual Retirement Account/Annuity (IRA) does not provide any additional tax benefit. Variable annuities should not be sold in qualified plans or IRAs because of the tax-deferral feature alone, but rather when other benefits, such as lifetime income payments and death benefit protection, support the recommendation.

For further information, you may contact us in writing at our Administrative Office at P.O. Box 5056, Hartford, CT 06102-5056. You may also contact us through our website at www.nfg.com.

1

1

2

Glossary of Special Terms

Account Value: The value of all assets held in the Separate Account.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a contract and the interest in the investment options prior to the start of annuity payments.

Accumulation Unit Value: The value of one Accumulation Unit was set at $1.000 on the date assets were first allocated to each investment option. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable Net Investment Factor for the Valuation Period ending on such Valuation Date.

Administrative Office: The office set forth on the cover page of this prospectus.

Annuitant: The person whose life is used as the measuring life under the contract. The Annuitant will be the primary Annuitant as shown on the contract’s Schedule Page while that person is living, and the contingent Annuitant will become the Annuitant, if the contingent Annuitant is living at the death of the primary Annuitant.

Annuity Payment Option: The provisions under which we make a series of annuity payments to the Annuitant or other payee, such as Life Annuity with Ten Years Certain. See “Annuity Payment Options.”

Annuity Unit: A standard of measurement used in determining the amount of each periodic payment under the variable payment Annuity Options I, J, K, M and N. The number of Annuity Units in each investment option with assets under the chosen option is equal to the portion of the first payment provided for that investment option divided by the annuity Unit Value for that investment option on the first payment calculation date.

Claim Date: The Valuation Date following receipt of a certified copy of the death certificate at our New York Customer Service Office.

Contract: The deferred variable accumulation annuity contracts described in this prospectus. In this prospectus, the term may appear in either capitalized form or uncapitalized.

Contract Owner (owner, you, your): Usually, the person or entity to whom we issue the contract. The contract owner has the sole right to exercise all rights and privileges under the contract as provided in the contract. The owner may be the Annuitant, an employer, a trust or any other individual or entity. However, under contracts used with certain tax qualified plans, the owner must be the Annuitant. A husband and wife may be designated as joint owners, and if such a joint owner dies, the other joint owner becomes the sole owner of the contract. If no owner is named, the Annuitant will be the owner.

Contract Value: Prior to the Maturity Date, the sum of all Accumulation Units held in the investment options of the Separate Account and the value held in the GIA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) 403(b)) with loans, the Contract Value is the sum of all Accumulation Units held in the investment options of the Account and the value held in the GIA plus the value held in the loan security account, less any loan debt.

Group Contract: The deferred variable accumulation annuity contract, offered to employers or trusts to fund tax-qualified plans for groups of participants, described in this prospectus.

GIA: An investment option under which payment amounts are guaranteed to earn a fixed rate of interest.

Inherited/Stretch Annuity: A post-death distribution option that provides an extended payout option for the beneficiary of a deceased owner’s Contract.

Maturity Date: The date elected by the owner when annuity payments will begin. The elected date is subject to certain conditions described in “The Annuity Period.”

Minimum Initial Payment: The amount that you were required to pay when you purchased a contract. We required minimum initial payments of:

•	Non-qualified plans—$1,000

•	Individual Retirement Annuity—$1,000

•	Contracts with a Maturity Date in the first contract year—$10,000

The contract is no longer offered for new sales.

Nassau Life (our, us, we, company, or Company): Nassau Life Insurance Company.

New York Customer Service Office: address that a Contract Owner should contact regarding all customer service matters, including premium payments, withdrawals, surrenders, transfers, exchanges, and fund/premium allocation requests. The address is: PO Box 22012, Albany, NY 12201-2012. For overnight delivery, the address is: 15 Tech Valley Drive, Suite 201, East Greenbush, NY. 12061-4142. The telephone number is 1-800-541-0171.

Net Asset Value: Net asset value of an underlying fund’s shares is computed by dividing the value of the net assets of the fund by the total number of fund outstanding shares.

Required Minimum Distribution (RMD): The annual distribution that must be taken from an IRA/qualified plan during the life of the owner and/ or after the Owner’s death. The Required Minimum Distribution will be computed based on Internal Revenue Code requirements (including Internal Revenue Service guidance) and incorporates the actuarial value of all benefits under the contract. There is no lifetime RMD from a Roth IRA.

Separate Account: Nassau Life Variable Accumulation Account.

Spouse: Any two persons legally married. Spouse does not include domestic partner, civil union partner, or any other arrangement that is not recognized by a state as a legal marriage.

Valuation Date: A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business.

Important Information You Should Consider About the Contract

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals

If you withdraw money from your contract, you may be assessed a surrender charge based on the value of the purchase payment being withdrawn. The surrender charge, and the length of the surrender charge period, varies among the different contract classes offered in this prospectus. For the Big Edge, Big Edge Plus, and Group Strategic Edge (allocated) contracts, the maximum surrender charge is 6% and declines to 0% with respect to a purchase payment being withdrawn that is six complete years old or older. For the Group Strategic Edge (unallocated) contract, the maximum surrender charge is 6% and declines to 0% with respect to a purchase payment being withdrawn that is ten complete years old or older. For the Big Edge Choice for New York contract, the maximum surrender charge is 7% and declines to 0% with respect to a purchase payment being withdrawn that is seven complete years old or older.

For example, if you withdraw a $100,000 purchase payment during the first year that the purchase payment was made, you could be assessed a charge of up to $7000 on the purchase payment being withdrawn (for the Big Edge Choice for New York contract) or $6000 (for the other contracts).

Fee Table; Deductions and Charges—Surrender Charges
Transaction Charges	In addition to surrender charges, we reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. Currently, we are not imposing a transfer charge.			Fee Table; Deductions and Charges—Other Charges
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table

	Annual Fee	Minimum	Maximum
	1. Base contract (varies by contract class)	1.25%(1)	1.38%(1)
	2. Investment options (Portfolio Company fees and expenses)	— %(2)	— %(2)
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	1.00%(3)	1.00%(3)

Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:	Highest Annual Cost:

$	$

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Least expensive combination of contract classes
and Portfolio Company fees and expenses

•   No optional benefits

•   No sales charges

•   No additional purchase payments, transfers, or
withdrawals

Assumes:

•   Investment of $100,000

•   5% annual appreciation

•   Most expensive combination of contract classes,
optional benefits and Portfolio Company fees and
expenses

•   No sales charges

•   No additional purchase payments, transfers, or
withdrawals

(1)   Each of the contract classes offered in this prospectus has a mortality and expense risk charge of 1.25% annually. There is an administrative fee of 0.13% annually, which is borne only by Big Edge Choice for New York. Each charge is determined on an annualized basis as a percentage of average Account Value in the Separate Account.

(2)   As a percentage of underlying fund assets. [CURRENT FUND FEES TO BE FURNSIHED IN 485(B) FILING]

(3)   This is the fee for the guaranteed minimum income benefit. The fee is assessed as a percentage of the greater of the guaranteed annuitization value and Contract Value, and is deducted annually on each contract anniversary.

RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment

•   This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•   A purchase payment being withdrawn is subject to a surrender charge, until several years have passed since the purchase payment was made.

•   Surrender charges will reduce the value of your contract if you withdraw money during the surrender charge period.

•   The benefits of tax deferral also mean the contract is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Contract

Risks Associated with Investment Options

•   An investment in this contract is subject to the risk of poor investment performance of the variable investment options you choose.

•   Each variable investment option (as well as the GIA) has its own unique risks.

•   You should review the prospectuses for the variable investment options and the section of this prospectus concerning the GIA before making an investment decision.

Principal Risks of Investing in the Contract; Appendix A: Investment Options Available Under The Contract
Insurance Company Risks	Any obligations, guarantees, and benefits of the contract are subject to the claims-paying ability of Nassau Life. If Nassau Life experiences financial distress, it may not be able to meet its obligations to you. More information about Nassau Life, including its financial strength ratings, is available at www.nfg.com.	Principal Risks of Investing in the Contract

RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	• Nassau Life reserves the right to remove or substitute variable investment options available under the contract. • We reserve the right to limit transfers if frequent or large transfers occur.	Nassau Life And The Separate Account; Market Timing And Other Disruptive Trading
Optional Benefits

•   The benefit provided by the GMIB rider is not available until the later of 7 years after the rider is added to the contract or the contract anniversary following the older annuitant’s 60th birthday.

•   GMIB is irrevocable, once elected.

•   You may not change any Annuitant while the GMIB is in effect.

•   Withdrawals made after the GMIB rider date reduce the guaranteed annuitization value proportionately—the reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in contract value as a result of the withdrawal.

Optional Benefits

TAXES		LOCATION IN PROSPECTUS
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.

•   If you purchase the contract through a qualified retirement plan or individual retirement account (IRA), you do not receive any additional tax benefit.

•   Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59 1⁄2.

Federal Income Taxes

CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

To compensate those who have sold a contract, we generally pay compensation as a percentage of purchase payments invested in the contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic, asset-based compensation in all or some years based on all or a portion of the contract value. To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to the broker-dealer through which a contract has been sold, based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

The existence of these compensation arrangements can create a conflict of interest that potentially could influence a registered representative to recommend this contract over another investment. Currently, we do not offer this Contract for new sales.

Sales Of Variable Accumulation Contracts
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer you this contract in place of another contract you currently own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the Contract rather than continue to own your existing contract. Currently, we do not offer this Contract for new sales, and thus would not offer this Contract in connection with such a replacement transaction.	Sales Of Variable Accumulation Contracts

Overview of the Contract

The following is intended as a summary. Please read each section of this prospectus for additional detail.

General overview of the contract. This annuity contract is between you and Nassau Life. The contract is intended for those seeking income and for those seeking long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans and IRAs should note that this contract does not provide any additional tax deferral benefits beyond those provided by the qualified plan or IRA and should not consider the contract for its tax treatment, but for its investment and annuity benefits.

Because the contract is designed for investors who intend to accumulate funds for retirement or other long-term financial planning purposes, the contract is best suited for those with a long term investment horizon. Although you have the ability to make partial withdrawals and/or fully surrender the contract at any time during the accumulation phase, the contract should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in you being assessed a surrender charge, which can be a significant amount. Failure to hold the contract for the long-term would mean that you lose the opportunity for the performance of your chosen investment options to grow on a tax-deferred basis. Thus, the contract’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the contract, has a long investment horizon, and has purchased the contract for retirement purposes or other long-term financial planning purposes. The contract is not intended for those who intend to engage in frequent trading among the variable investment options within the Separate Account.

The contract has two phases—the accumulation period and the annuity period. During the accumulation period, you can apply purchase payments to your contract, and we provide a death benefit. You bear the investment risk, whether a gain or loss, for any Contract Value allocated to the Separate Account. Once you begin receiving annuity payments on the Maturity Date, your contract enters the annuity period. During the annuity period, we make annuity payments based on the annuity payment option you elect. When you annuitize, you receive a stream of annuity payments and you will be unable to make withdrawals.

The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary, and depend upon the performance of the underlying funds. The owner assumes the risk of gain or loss according to the performance of the underlying funds. Investments in the GIA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the Contract Value will equal or exceed payments made under the contract.

Purchase Payments and Transfers. You may make purchase payments any time until the Maturity Date, for non-qualified contracts. You can vary the amount and frequency of your purchase payments for non-qualified contracts. For IRA/qualified plan contracts, there are federal limitations regarding the amount of premium payments. Other than the minimum initial payment, there are no required purchase payments.

Purchase payments may be invested in one or more of the investment options and the GIA. Each variable investment option invests directly in a mutual fund. The Contract Value allocated to the investment options varies with the investment performance of the funds and is not guaranteed.

You may also elect an asset allocation or strategic program through which to allocate your Contract Value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective Contract Owners will be determined at the sole discretion of Nassau Life.

Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more investment options. Transfers between the investment options are subject to disruptive trading and market timing restrictions.

Withdrawals. You may partially or fully surrender the contract any time for its Contract Value, less any applicable surrender charge and premium tax.

Each year you may withdraw part of your Contract Value free of any surrender charges. During the first contract year, you may withdraw up to 10% (partially surrender) of the Contract Value as of the date of the first partial surrender without a surrender charge. After that, you can withdraw the greater of 10% of the Contract Value as of the last contract anniversary or the amount of the “Required Minimum Distribution” (“RMD”), as defined in the Internal Revenue Code, without a surrender charge.

Withdrawals may be subject to income tax on any gains plus a 10% penalty tax if the Contract Owner is under age 59 1⁄2. For more information, see “Federal Income Taxes.”

Prior to the Maturity Date, Contract Owners who have elected the Guaranteed Minimum Income Benefit Rider may request partial withdrawals to be made either pro rata from all investment options and the GIA or from a specific investment option. Withdrawals may negatively impact guarantees provided by the GMIB rider if certain conditions are not met. Please see the section entitled “Optional Benefits” for further details.

Death Benefit

The contract provides for payment on the death of the owner or the Annuitant any time before the Maturity Date of the contract.

Deductions and Charges

From the Contract Value

•	Annual Administrative Charge—currently, $35 each year. For more information, see “Deductions and Charges.”

•

Surrender Charges—may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time. If we impose a surrender charge, it is deducted from amounts withdrawn. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. No surrender charges are taken upon the death of the owner before the Maturity Date. No deduction for surrender charges is taken after the annuity period has begun, unless you make unscheduled withdrawals under Annuity Payment Options K or L.

•

A declining surrender charge is assessed on withdrawals in excess of 10% of the Contract Value, based on the date the premium payments being withdrawn were deposited. Specifically, in the first contract year, you may withdraw up to 10% of the Contract Value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the Contract Value as of the end of the previous contract year, which is available for withdrawal without a surrender charge. This 10% amount is reset each year, such that once withdrawals in a contract year have exhausted the year’s free withdrawal amount, additional withdrawals in that contract year are subject to the surrender charge. The surrender charge varies among the different contract classes, as follows:

Big Edge, Big Edge Plus® and Group Strategic Edge®—Allocated Contracts:

Percent	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6

Group Strategic Edge®—Unallocated Contracts:

Percent	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0-4	5	6	7	8	9	10+

Big Edge Choice® for New York Contracts:

Percent	7%	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6	7+

•	Taxes—taken from the Contract Value upon premium payment or commencement of annuity payments.

•	Nassau Life will reimburse itself for such taxes on the date of a partial withdrawal, surrender of the contract, Maturity Date or payment of death proceeds.

From the Separate Account

The daily administrative fee—currently 0.13% annually. Applies to individual contracts issued in New York on or after May 1, 1997. See “Big Edge Choice® for New York—Daily Administrative Fee.”

Mortality and expense risk fee—1.25% annually. See “Charges for Mortality and Expense Risks.”

Other Charges or Deductions

In addition to the fees assessed under the contract, the underlying funds in which the Separate Account invests are subject to various fees. Additional information about each underlying fund is provided in Appendix A to this prospectus.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract, or transfer contract value between investment options. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES
Maximum Surrender Charge[1] (as a percentage of amount surrendered) for the following contracts:
Big Edge, Big Edge Plus,® Group Strategic Edge®—Allocated
Age of Payment in Complete Years: 0	6%[2]
Group Strategic Edge®—Unallocated
Age of Payment in Complete Years: 0	6%[2]
Big Edge Choice® for New York
Age of Payment in Complete Years: 0	7%[2]
Transfer Charge[3]
Maximum	$20
Current	None

[1]

A surrender charge is taken from the proceeds when a contract is surrendered or when an amount is withdrawn if the premium has not been held under the contract for a certain period of time. As detailed in the following tables, a declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the premium payments are deposited. (See “Deductions and Charges—Surrender Charges.”)

[2]	The declining surrender charges for these contracts are as follows:

Big Edge, Big Edge Plus,® Group Strategic Edge®—Allocated

Percent	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6

Group Strategic Edge®—Unallocated Contracts:

Percent	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0-4	5	6	7	8	9	10+

Big Edge Choice® for New York Contracts:

Percent	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	1	2	3	4	5	6	7+

[3]	We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See “Transfers.”

The next table describes the fees and expenses that you will pay each year during the time that you own the contract, not including annual fund fees and expenses.

If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES ADMINISTRATIVE EXPENSES[1]
Big Edge, Big Edge Plus® and Big Edge Choice® for New York
Maximum fee	$35
Group Strategic Edge®—Allocated
Maximum fee per participant	$30
Current fee per participant	$15
Group Strategic Edge®—Unallocated
Maximum fee per group contract	$500
Current fee per group contract	$300
BASE CONTRACT EXPENSES (as a percentage of average account value)[2] :
Big Edge	1.25%
Big Edge Plus,® Group Strategic Edge® (Allocated & Unallocated)	1.25%
Big Edge Choice® for New York	1.38%

[1]	This charge, which we call the annual contract fee, is deducted annually on the contract anniversary on a pro rata basis from each of the selected investment options. See “Deductions and Charges.”
[2]

With respect to charges assessed against Separate Account assets, each contract class other than Big Edge Choice for New York bears only a mortality and expense risk charge equal to 1.25% annually. The Big Edge Choice for New York contract bears both the 1.25% mortality and expense risk charge and the daily administrative fee equal to 0.13% of Separate Account assets annually.

Optional Benefit Fees

If you acquire the GMIB rider, you will pay the fee indicated in the table below.

Big Edge, Big Edge Plus,® Big Edge Choice® for New York GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER FEE1,2

(as a percentage of greater of guaranteed annuitization value and contract value)

Maximum	1.00%
Current	0.60%

[1]

The Guaranteed Minimum Income Benefit fee is deducted annually on the contract anniversary only if the benefit is selected. The current charge is locked in at the time you elect the benefit. See “Optional Benefits.”

[2]	For current rates effective in prior periods, please contact our New York Customer Service Office.

The table below shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. A complete list of the funds available under the contract, including their annual expenses, may be found in Appendix A of this prospectus. [YEAR-END 2020 FUND EXPENSES TO BE FURNISHED IN SUBSEQUENT 485(B) FILING]

ANNUAL FUND EXPENSES

	Minimum		Maximum
Annual Fund Expenses[1]		%		%

[1]	[

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual fund expenses.

The examples assume that you invest $100,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the most expensive combination of annual fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower based on these assumptions, your costs are shown in the table below. [EXPENSE EXAMPLE NUMBERS, BASED ON 2020 YEAR-END EXPENSES, TO BE FURNISHED IN SUBSEQUENT 485(B) FILING]

(1)	If you surrender your contract at the end of the applicable time period, your maximum costs would be:

Big Edge, Big Edge Plus,® Group Strategic Edge®

(Allocated & Unallocated)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Big Edge Choice® for New York

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(2)	If you annuitize your contract at the end of the applicable time period, your maximum costs would be:

Big Edge, Big Edge Plus,® Group Strategic Edge®

(Allocated & Unallocated)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Big Edge Choice® for New York

1 Year	3 Years	5 Years	10 Years
$	$	$	$

(3)	If you do not surrender your contract, your maximum costs would be:

Big Edge, Big Edge Plus,® Group Strategic Edge®(Allocated & Unallocated)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Big Edge Choice® for New York

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Principal Risks of Investing in the Contract

There are risks associated with investing in the contract. You can lose money in a variable annuity, including potential loss of your original investment. The value of your investment and any returns will depend on the performance of the underlying funds you select. Each fund may have its own unique risks.

Variable annuities are not a short-term investment vehicle. The surrender charge may apply for a number of years, so that the contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your purchase payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings, and may be subject to a 10% income tax penalty if taken before age 59 1⁄2. Accordingly, you should carefully consider your income and liquidity needs before purchasing a contract.

Investment Risk. You bear the risk of any decline in the Contract Value caused by the performance of the underlying funds. Those funds could decline in value very significantly, and there is a risk of loss of your entire amount invested. The risk of loss varies with each fund. The investment risks are described in the prospectuses for the funds.

If on any Valuation Date the total Contract Value equals zero, or the premium tax reimbursement due on a surrender or partial withdrawal is greater than or equal to the Contract Value, the contract will immediately terminate without value.

Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to meet our obligations under the contract. In particular, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under the GIA and the guarantees we make under the GMIB.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the contract, and prior to age 59 1⁄2 a tax penalty may apply. In addition, even if the contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.

Cybersecurity and Business Continuity Risks

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the contract.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities.

Nassau Life and the Separate Account

Nassau Life, with its home office at One American Row, Hartford, Connecticut 06115, is a stock life insurance company organized under the laws of the State of New York. Nassau Life is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of Nassau Life is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

Nassau Life is part of Nassau Financial Group L.P. (the “Nassau Group”). Nassau Life has been operating as an insurance company since 1851. It was acquired by Nassau Reinsurance Group Holdings LP in 2016. Other affiliates of Nassau Life include 1851 Securities, Inc. (or hereafter “1851”), which is the principal underwriter for the contracts, and the Nassau Companies of New York, which will provide administrative services for the contracts.

You should send any transaction request (e.g., premium payments), requests for general customer service forms, and all other correspondence to us at our New York Customer Service Office (see the Glossary for the address) or such other address that we have communicated in writing. Transaction requests received in good order (i.e., in form and substance acceptable to us) at that address on a given Valuation Date are priced based on the unit value as of the end of that Valuation Date. Transaction requests received in good order on a day other than a Valuation Date are priced based on the unit value in effect as of the end of the next Valuation Date. To meet our requirements for processing transactions, we may require that you use our forms.

On June 21, 1982 we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of Nassau Life. On July 1, 1992 the Separate Account’s domicile was transferred to New York.

The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the Contract Value that you contribute and allocate to the Separate Account. Under New York law, these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that we conduct, and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available. We reserve the right to add, remove, modify, or substitute any investment option in the Separate Account.

Obligations under the contracts are obligations of Nassau Life. You may make contributions to the GIA which is supported by the assets in Nassau Life’s General Account and such contributions are not invested in the Separate Account. The GIA is part of the General Account of Nassau Life (the “General Account”). The General Account supports all insurance and annuity obligations of Nassau Life and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “GIA” section below.

Contract Guarantees

Any guarantee under the contract, such as interest credited to the GIA, or any guarantees provided by a rider are paid from our General Account. Therefore, any amounts that we may pay under the contract as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the contracts supported by it. Under New York law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about the Company’s financial strength may be found on our website www.nfg.com. located under “About Us”/”Financial Strength.

The Variable Investment Options

You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.

The underlying funds offered through this product are selected by the Company based on several criteria, including, but not limited to, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g. a “private label” product), the Company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.

Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant contract owner assets.

In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

Each investment option of the Separate Account is subject to market fluctuations and the risks that come with the ownership of any security; and there can be no assurance that any investment option will achieve its stated investment objective.

Information regarding each underlying fund, including (i) its name (ii) its type (e.g., money market fund, bond fund, balanced fund etc.) (iii) its investment adviser and any sub-investment adviser (iv) current expenses and (v) performance is available in Appendix A to this prospectus. Each underlying fund has issued a prospectus that contains more detailed information about the fund. You may obtain paper or electronic copies of those prospectuses by contacting us at our New York Customer Service Office (see Glossary for the address).

Administrative, Marketing and Support Service Fees

The Company and/or the principal underwriter for the contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of the underlying funds. These agreements compensate the Company and/or the principal underwriter for the contracts for providing certain administrative, marketing, or other support services to the underlying funds.

Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and the principal underwriter for the contracts incur in promoting, issuing, distributing and administering the contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. [40 BPS FEE TO BE VERIFIED, ONCE 12/31/20 UNDERLYING FUND FEES BECOME AVAILABLE]. A portion of these payments may come from revenue derived from the distribution and/or service fees (Rule 12b-1 fees) that are paid by an underlying fund out of its assets as part of its total annual operating expenses and is not paid directly from the assets of your variable insurance product.

These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.

These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of the contract owner); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.

For additional information concerning the available investment options, please see Appendix A.

GIA

In addition to the Separate Account, you may allocate premiums or transfer values to the GIA. Amounts you allocate or transfer to the GIA become part of our General Account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your contract. Although we are not obligated to credit interest at a higher rate than the minimum, may credit interest at a higher rate than the minimum for new and existing deposits. We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

Prior to the Maturity Date, you may make transfers into or out of the GIA subject to the GIA restrictions described in this section. In general, you may make only one transfer per year out of the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the Contract Value in the GIA as of the date of the transfer. Also, the total Contract Value allocated to the GIA may be transferred out to one or more of the investment options over a consecutive 4-year period according to the following schedule:

• Year One:	25% of the total value

• Year Two:	33% of remaining value

• Year Three:	50% of remaining value

• Year Four:	100% of remaining value

Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only during the accumulation phase of your contract.

Because of exemptive and exclusionary provisions, we have not registered interests in our General Account under the Securities Act of 1933. Also, we have not registered our General Account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures, however, are subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

Deductions and Charges

Guaranteed Minimum Income Benefit Rider Fee (Big Edge, Big Edge Plus,® Big Edge Choice® for New York contracts only)

For contracts issued before September 8, 2003, the fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. For contracts issued on or after September 8, 2003, and subject to state insurance department approval, the fee for this rider is equal to 0.60% multiplied by the guaranteed annuitization value on the date the rider fee is deducted.

The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on the contract anniversary, the entire fee will be deducted. If this rider terminates on any other day, a pro rated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option and GIA bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option and GIA. We will waive the rider fee if the Contract Value on any contract anniversary is greater than twice the guaranteed annuitization value. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

The maximum fee percentage is 1.000% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the fee is deducted. The current charge is locked in at the time you elect this benefit. Currently the fee percentage for this rider is equal to 0.600% multiplied by the greater of the guaranteed annuitization value or the Contract Value on the date the rider fee is deducted.

Surrender Charges

A surrender charge may apply to partial withdrawals or a full surrender of the contract prior to the Maturity Date or after the maturity date under annuity payment options K or L. The amount (if any) of a surrender charge depends on whether your payments are held under the contract for a certain period of time. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. They are deferred charges because they are not deducted from premiums. The surrender charge schedule is shown in the chart below. Surrender charges are waived on the free withdrawal amount and on death benefits. Surrender charges will also be waived when you begin taking annuity payments provided your contract has been in effect for five years. Also, no surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under annuity payment option K or L. For more information, see “Annuity Payment Options.” Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

The surrender charge is deducted from amounts withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all premium payments paid less any prior withdrawals for which a surrender charge was paid. The free withdrawal amount is equal to 10% of the Contract Value. Specifically, in the first contract year, you may withdraw up to 10% of the Contract Value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the Contract Value as of the end of the previous contract year. This 10% amount is reset each year, such that once withdrawals in a contract year have exhausted the year’s free withdrawal amount, additional withdrawals in that contract year are subject to the surrender charge. Withdrawals in the amount of the “Required Minimum Distribution” (“RMD”), as defined in the Internal Revenue Code may also be made without a surrender charge.

The surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, are as follows:

Big Edge, Big Edge Plus,® Group Strategic Edge®—Allocated

Percent	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6

Group Strategic Edge®—Unallocated Contracts:

Percent	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0-4	5	6	7	8	9	10+

Big Edge Choice® for New York Contracts:

Percent	7%	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6	7+

Amounts deducted to pay partial withdrawals are subject to a surrender charge. A surrender charge will be deducted from the affected investment options and GIA on a pro rata basis. If you request a net withdrawal of a specified amount, we will deduct the surrender charges from the remaining Contract Value. This will result in an additional surrender charge when a net withdrawal is requested. If you request a gross withdrawal of a specified amount, we will deduct the surrender charges from the amount requested. Any distribution costs not paid for by surrender charges will be paid by Nassau Life from the assets of the General Account.

Tax

Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as premium payment tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner’s state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state.

We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid for or reserved during the valuation period that we determine to be attributable to the operation of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Charges for Mortality and Expense Risks

While you bear the investment risk of the variable investment options in which you invest, once the contract has been converted to a fixed annuity, the annuity payments are guaranteed by us. We assume the risk that annuitants as a class may live longer than expected (necessitating a greater number of annuity payments) and that our expenses may be higher than the deductions for such expenses.

In assuming the mortality risk, we agree to continue life annuity payments, determined in accordance with the annuity tables and other provisions of the contract, to the annuitant or other payee for as long as he or she may live.

To compensate for assuming these risks, we currently charge each investment option the daily equivalent of .40% annually of the current value of the investment option’s net assets for mortality risks assumed and the daily equivalent of .85% annually for expense risks assumed. (See the contract schedule pages.) No mortality and expense risk charge is deducted from the GIA. If the charges prove insufficient to cover actual insurance underwriting costs and excess administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to Nassau Life.

We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Separate Account and the contract owners.

Charges for Administrative Services

We are responsible for administering the contract. In doing so, we maintain an account for each contract owner and Annuitant, make all disbursements of benefits, furnish administrative and clerical services for each contract. We also make disbursements to pay obligations chargeable to the Separate Account, maintain the accounts, records and other documents relating to the business of the Separate Account required by regulatory authorities, maintain the registration and qualification of the Account under laws administered by the SEC, prepare and distribute notices and reports to owners, and the like. We also reimburse 1851 Securities, Inc. (“1851”) for any expenses incurred by it as “principal underwriter.”

To cover certain of its costs of administration, such as preparation of billings and statements of account, Nassau Life generally charges each contract $35 each year prior to the contract’s maturity date. A reduced charge may apply in certain situations. We waive this charge for those contracts maintaining contract values in excess of $50,000. This charge is deducted from each investment option and the GIA in which you are invested on a pro rata basis. This charge may be decreased but will never increase. This charge is deducted on the contract anniversary date for services rendered during the preceding contract year. Upon surrender of a contract, the entire annual administrative charge of $35 is deducted regardless of when the surrender occurs.

If you elect annuity payment options I, J, K, M or N, the annual administrative charge after the Maturity Date will be deducted from each annuity payment in equal amounts.

We may reduce the annual administrative charges for contracts issued under tax-qualified plans other than IRAs, and for group or sponsored arrangements such as Internal Revenue Code Section 403(b) or 457 Plans. Generally, administrative costs per contract vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the contracts are purchased and other factors. The amount of reduction will be considered on a case-by-case basis but will be applied in a uniform, nondiscriminatory manner that reflects the reduced administrative costs expected as a result of sales to a particular group or sponsored arrangement.

No surrender or annual administrative charges will be deducted for contracts sold to registered representatives of the principal underwriter or to officers, directors and employees of Nassau Life or its affiliates and their spouses; or to employees or agents who retire from Nassau Life or its affiliates or 1851, or its affiliates or to registered representatives of broker-dealers with whom 1851 has selling agreements.

Other Charges

As compensation for investment management services, the advisors to the funds are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

The Accumulation Period

The accumulation period is that time before annuity payments begin that your payments into the contract remain invested.

Accumulation Units

An Accumulation Unit is used to calculate the value of a contract. Each investment option has a corresponding Accumulation Unit Value. The number of Accumulation Units of an investment option purchased with a specific payment will be determined by dividing the payment by the value of an Accumulation Unit in that investment option next determined after receipt of the payment. The value of the Accumulation Units of an investment option will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Values

On any date before the Maturity Date of the contract, the total value of the Accumulation Units in an investment option can be computed by multiplying the number of such units by the value of an Accumulation Unit on that date. The value of an Accumulation Unit on a day other than a Valuation Date is the value of the Accumulation Unit on the next Valuation Date. The number of Accumulation Units credited to you in each investment option and their current value will be reported to you at least annually.

Purchase of Contracts

The contract is no longer offered to new investors. Thus, the discussion in this section concerning the procedures for the initial acquisition of the contract reflects the procedures that applied when new sales of the contract were made.

We require minimum initial payments of:

•	Non-qualified plans—$1,000

•	IRA/Qualified Plans—$1,000

•	Contracts with a Maturity Date in the first contract year—$10,000

The initial payment is due and payable before the contract becomes effective. An automated payment or bank draft service may be available under certain, very limited circumstances. Contact our New York Customer Service Office for information regarding this service.

The minimum age of the proposed owner to purchase a contract is the age of majority in the state where the contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed annuitant who is 81 years of age or older. Total payments in excess of $1,000,000 cannot be made without the permission of Nassau Life. While the annuitant is living and the contract is in force, payments may be made any time before the maturity date of a contract.

With respect to previous sales of the contract, your initial payments were applied within two business days of our receipt, if the application for a contract was complete. If an incomplete application was completed within five business days of receipt your payment was applied within two business days of the completion of the application. If we did not accept that application within five business days or if an order form was not completed within five business days of receipt by us, then your payment was immediately returned. You could request us to hold your premium payment after the five day period while the application is completed and within two business days after completion we applied your premium payment. Please note that prior to the completion of your application or order form, we held the premium in a suspense account, which is a noninterest bearing account.

Additional payments allocated to the GIA are deposited on the date of receipt of payment at our New York Customer Service Office. Additional payments allocated to investment options are used to purchase Accumulation Units of the investment option(s), at the value of such units next determined after the receipt of the payment at our New York Customer Service Office.

Payments received under the contracts will be allocated in any combination to any investment option or the GIA, in the proportion specified in the application for the contract or as otherwise indicated by you from time to time. Initial payments may, under certain circumstances, be allocated to the money market investment option. Changes in the allocation of payments will be effective as of receipt by our New York Customer Service Office of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

If we receive a premium payment without adequate instructions as to how the payment should be allocated, we seek such allocation instructions from the contract owner immediately. If such instructions are not provided, we return the payment.

For certain eligible groups, we may reduce the initial or subsequent payment amount we accept for a contract. Qualifications for such reduction follow:

•	the makeup and size of the prospective group; or

•	the method and frequency of payments; and

•	the amount of compensation to be paid to registered representative(s) on each payment.

Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the payment is received. We reserve the right to change these rules from time to time.

Additional Programs

Depending on the terms of your specific contract and any optional riders purchased, you may be eligible to elect one of the additional programs described below.

Asset Allocation and Strategic Programs

Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).

For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is presently no additional charge for participating in these programs and options. We may, on a prospective basis, charge fees for individual programs and may vary fees among the available programs.

You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option

If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. Subject to the terms of your specific contract and any optional riders purchased, you may, at any time, switch your current program or option to another program or cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting our New York Customer Service Office (see Glossary for address). If you are enrolled in a program that is eliminated, you will receive notice and you may (depending on the terms of your specific contract and any optional riders purchased) be enrolled in an alternative program or choose, in consultation with your registered representative, among the other programs available at that time.

These programs are not available with the Group Strategic Edge contract.

The following programs are currently available, except as indicated:

•	AllianceBernstein VPS Balanced Wealth Strategy Portfolio

The AB VPS Balanced Wealth Strategy portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

•	Franklin Templeton Founding Investment Strategy

Through the Franklin Templeton Founding Investment Strategy, premium payments and contract value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the contract value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Income VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

•	Franklin Templeton Perspectives Allocation Strategy

Through the Franklin Templeton Perspectives Allocation Strategy, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

•	Franklin Flex Cap Growth VIP Fund—34%

•	Franklin Mutual Shares VIP Fund—33%

•	Templeton Growth VIP Fund—33%

•	Phoenix-Ibbotson Strategic Asset Allocation—(Closed to new investors effective June 22, 2009)

Since June 22, 2009, new elections of these asset allocation options have not been allowed. Thus, the discussion here is pertinent only to those who had opted for this program prior to that date and who continue to participate in the program.

Phoenix and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

•	Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

•

Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

•

Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

•

Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

•	Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (contract value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the Valuation Date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

•	Morningstar Asset Allocation Series

The Morningstar Asset Allocation Series (“the Series”) are risk-based portfolios (“Portfolios”) that invest in ETFs, which are typically structured as open-end investment companies or unit investment trusts. The Series were designed on established principles of asset allocation and are intended to provide various levels of potential return for a targeted level of risk. The Series’ asset allocation policy is dynamically managed to consider changes in the economy or markets. The Portfolios in the Series are continuously managed to the asset allocation policy. The Portfolio options approved for use are:

•	Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II

•	Morningstar Balanced ETF Asset Allocation Portfolio—Class II

•	Morningstar Growth ETF Asset Allocation Portfolio—Class II

•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio—Class II

If you should elect any of the Portfolios listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.

If you should elect any of the programs listed below, transfers made under these programs will not reduce the 12 transfers per year limit under this contract.

Asset Rebalancing Program

The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. We will automatically rebalance contract values among the investment options to maintain your selected allocation percentages. For example, if your selected percentages specified 20% of Contract Value allocated to the subaccount investing in underlying fund A, 70% of Contract Value allocated to the subaccount investing in underlying fund B, and 10% of Contract Value allocated to the subaccount investing in underlying fund C, and investment performance caused those allocations to change, we would rebalance back to those percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding valuation date. You may start or discontinue this program at any time by submitting a written request or calling our New York Customer Service Office (see Glossary for address). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging Program is in effect.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. Also, premium payments of $1,000,000 or more require our approval before we will accept them for processing. You must have an initial value of $2,000 in the GIA or in the investment option from which funds will be transferred (sending investment option), and if the value in that investment option or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Values may be transferred from only one sending investment option or from the GIA but may be allocated to multiple receiving investment options. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 6 months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA. For example, if you had $3600 in GIA, you could transfer $600 per month to your desired subaccounts until the $3600 had been transferred completely after 6 months.

Upon completion of the Dollar Cost Averaging Program, you must notify us at (800) 541-0171 or in writing to our New York Customer Service Office (see Glossary for address) to start another Dollar Cost Averaging Program.

All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding Valuation Date.

The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program or, except as described below, while the Asset Rebalancing Program is in effect.

The Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

We may at different times offer additional or multiple Dollar Cost Averaging Programs, such as an Enhanced Dollar Cost Averaging Program. If elected, an Enhanced Dollar Cost Averaging Program would entitle you to an enhanced GIA interest rate for value, less applicable contract charges, allocated to the GIA (Net Value) for a specified period of time.

You may cancel an Enhanced Dollar Cost Averaging Program at any time. Choosing to cancel an Enhanced Dollar Cost Averaging Program prior to the end of your chosen program period will not change the enhanced GIA interest rate you are being credited.

All transfers under the Enhanced Dollar Cost Averaging Program will be processed on the basis of values next determined after receipt of the transfer request in good order. If that day falls on a holiday or weekend, then the transfer will be processed on the next succeeding Valuation Date.

In the event of an early cancellation the enhanced GIA rate will only be applied to the Net Value allocated to your program from the start date of your program to your cancellation date. The cancellation date is the valuation date we receive your cancellation request in good order at our New York Customer Service Office.

After the cancellation date, you may transfer the net value that was invested in the Enhanced Dollar Cost Averaging Program from the GIA to the investment options without being subject to the Maximum GIA Percentage.

We reserve the right to modify, suspend, or terminate any Dollar Cost Averaging Program we offer.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs

If you elect an Optional Benefit after your contract is issued, you may not participate in any Dollar Cost Averaging or Asset Rebalancing program while the Optional Benefit is in effect. If you are currently in a program of this type, it will terminate on the date the Optional Benefit becomes effective.

If you elect to participate in the Franklin Templeton Perspectives Allocation Model, Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

1.	Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and

2.

Asset Rebalancing with monthly rebalancing in the Franklin Templeton Perspectives Allocation Model or the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your policy.

Interest Investment Program

We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the investment options under the separate account.

You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next Valuation Date.

You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at (800) 541-0171 or write to our New York Customer Service Office (see Glossary for address). As an example, if you had $10,000 in GIA and the crediting rate were 1%, you could have automatically transferred the $100 interest earned per year.

Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

Systematic Withdrawal Program

Prior to the Maturity Date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option and the GIA bearing a pro rata share. For example, you could specify that $500 be withdrawn each quarter, and the $500 would be taken pro rata from each investment option and the GIA automatically.

The minimum withdrawal amount is $100. Withdrawals will be processed on the date you specify (provided we receive the request in good order) unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. If no date is specified by you, then withdrawals will be processed on each monthly contract anniversary. Any applicable premium tax and surrender charges will be applied to the withdrawal.

You may start or terminate this program by sending written instructions to our New York Customer Service Office (see Glossary for address) in the manner or format specified by us. This program is not available on or after the Maturity Date. There is no charge associated with participation in this program. Withdrawals are subject to income tax on any gain plus a 10% penalty tax if the policyholder is under age 59 1⁄2. See “Federal Income Taxes.”

Optional Benefits

For an additional charge, you may elect one of the optional benefits described below. Generally you must elect a benefit on the contract date unless otherwise stated. If we allow you to elect a benefit after the contract date, the effective date of the benefit will be the next contract anniversary immediately following your election. Some benefit elections are irrevocable; others can be cancelled at any time after the contract date.

Your ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your contract if any of these benefits are chosen.

If you decide to elect any of the optional benefits you should carefully review their provisions to be sure the benefit is something that you want. You may wish to review these with your financial advisor.

Guaranteed Minimum Income Benefit (“GMIB”) Rider (Big Edge, Big Edge Plus,® Big Edge Choice® for New York contracts only)

This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

The benefit provided by this rider will not be available until the later of 7 years after the rider is added to the contract (“rider date”) or the contract anniversary following the older annuitant’s 60th birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached 60. While the benefit is available, you can only exercise it within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the older Annuitant’s 90th birthday.

A fee for this benefit is deducted on each contract anniversary only if the benefit is selected. See “Deductions and Charges” above. Once your benefit is exercised, the fee will no longer be deducted. Currently, we only allow you to elect this rider on the contract date, but reserve the option to remove this restriction in the future. Election of this benefit rider is irrevocable. You should consult with a qualified financial advisor before you make your decision.

This benefit is not available to you if you are the beneficiary of a deceased owner’s contract and are utilizing this contract as an Inherited/Stretch Annuity.

Guaranteed Annuitization Value

On and before the contract anniversary following the older annuitant’s 85th birthday, the guaranteed annuitization value shall be equal to the lesser of (i) the sum of (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

A	=	the Contract Value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled “Effective Annual Rate”) starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

B	=	the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

C	=	the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

D	=	any tax that may be due.

After the contract anniversary following the older annuitant’s 85th birthday, the guaranteed annuitization value shall equal the lesser of (i) (A plus B) minus (C plus D), or (ii) 200% of all premium payments minus the sum of the guaranteed annuitization value reductions, where:

A	=	the guaranteed annuitization value on the contract anniversary following the older annuitant’s 85th birthday.

B	=	the sum of premium payments made after the contract anniversary following the older annuitant’s 85th birthday.

C	=	the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant’s 85th birthday.

D	=	any tax that may be due.

Guaranteed Annuitization Value Reduction

A guaranteed annuitization value reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in Contract Value as a result of the withdrawal.

Effective Annual Rate

On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total Contract Value as described below:

After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total Contract Value on any of the following dates:

1.	each date we process a premium payment.

2.	each date we process a transfer.

3.	each date we process a withdrawal.

Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total Contract Value on any of the following dates:

1.	each date we process a premium payment.

2.	each date we process a transfer.

3.	each date we process a withdrawal.

4.	each contract anniversary.

Termination of This Rider

You may not terminate this rider by request. This rider will terminate on the first of any of the following events to occur:

1.	the 30th day after the last contract anniversary that occurs after the older Annuitant’s 90th birthday;

2.	the termination of the contract to which this rider is attached;

3.	the date a death benefit becomes payable under the contract to which this rider is attached;

4.	the date annuity payments commence under the contract to which this rider is attached; and

5.	the death of the last surviving annuitant or joint annuitant named under this rider.

GMIB Annuity Payment Options

Under this rider, you may only elect one of the following annuity payment options:

GMIB Option A—Life Annuity with Specified Period Certain: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5, 10 or 20 years. The period certain must be specified on the date the benefit is exercised. If the Annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if any Annuitant dies after the end of the period certain. This option is not available if the life expectancy of the Annuitant is less than the period certain on the date the benefit is exercised.

GMIB Option B—Non-Refund Life Annuity: a fixed annuity payable monthly while any Annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the Annuitant.

GMIB Option D—Joint and Survivorship Life Annuity: a fixed annuity payable monthly while either the Annuitant or joint Annuitant named under this rider is living. This option is only available if the Annuitant and joint Annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving Annuitant.

GMIB Option F—Joint and Survivorship Life Annuity with 10-Year Period Certain: a fixed annuity payable monthly while either the Annuitant or joint Annuitant named under this rider is living, or if later, the end of ten years. This option is only available if the Annuitant and joint Annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving Annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue. No monthly payment, death benefit or refund is payable if the surviving Annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older Annuitant is less than 10 years on the date the benefit is exercised.

Not all payment options described above will necessarily meet minimum required distribution rules for qualified contracts. In particular, beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payment option with a qualified contract.

Payment Upon Death After Maturity Date

If an owner who also is the Annuitant dies on or after the maturity date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/annuitant’s beneficiary any annuity payments due during any applicable period certain under the annuity option in effect on the Annuitant’s death. If the Annuitant who is not the owner dies on or after the Maturity Date, we will pay any remaining annuity payments to the contract beneficiary according to the payment option in effect at the time of the Annuitant’s death. If an owner who is not the Annuitant dies on or after the Maturity Date, we will pay any remaining annuity payments to the owner’s beneficiary according to the payment option in effect at the time of the owner’s death.

The payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

(For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.”)

Important information regarding the GMIB

While the GMIB does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

•	The GMIB does not guarantee Contract Value or in any way guarantee the investment performance of any investment option available under the contract.

•	The GMIB is irrevocable once elected.

•	You may not change any Annuitant or joint Annuitant while the GMIB is in effect.

•	The GMIB does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the GMIB.

•	You should consult with a qualified financial advisor if you are considering the GMIB.

•	The GMIB is only available if approved in your state and if we offer it for use with the contract.

•

The minimum monthly fixed annuity payment amount under the GMIB may be less than the annuity payment amount under the contract even if the guaranteed annuitization value is greater than Contract Value.

Benefits Available Under the Contract

The following benefits and other features are available during the accumulation period:

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Pays a benefit in cash, amount of which varies depending on when death occurs in relation to contract date and Maturity Date	Standard	None

•  If death occurs after the Annuitant’s 85th birthday, death benefit simply equals Contract Value as of claim date

•  If death benefit proceeds are not paid in single lump sum, proceeds are applied to Concierge Account (a retained asset account)

Asset Allocation and Strategic Programs	Programs involving allocation of Contract Value to underlying funds, designed to maximize returns and limit effects of market volatility for given level of risk tolerance	Optional	None (apart from fees of constituent investment options)	• May participate in only one program at a time • Programs may be discontinued or modified in the future

Asset Rebalancing Program	Automatically rebalances selected investment options to maintain original percentage allocations	Optional	None	• Cannot use while Dollar Cost Averaging Program in effect • Not available to Group Strategic Edge contracts

Interest Investment Program	Automatically transfers interest earned on premium allocated to GIA to investment options within Separate Account	Optional	None

•  Must have at least $10,000 in GIA at all times to keep program in effect

•  Transfers under program not subject to general restrictions applicable to GIA transfers

•  Not available to those investing via bank draft program or while Dollar Cost Averaging

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Program or Asset Rebalancing Program in effect • Not available to Group Strategic Edge contracts

Dollar Cost Averaging Program	Automatically transfers Contract Value to underlying fund investment options or GIA on monthly, quarterly, semiannual, or annual basis	Optional	None

•  Subject to minimum initial and subsequent transfer amounts

•  Transfers under program not subject to general restrictions applicable to GIA transfers

•  Not available to those investing via bank draft program

•  Enhanced Dollar Cost Averaging not available to Group Strategic Edge contracts

Systematic Withdrawal Program	Automatically withdraws Contract Value proportionally from Separate Account investment options or GIA	Optional	None	• Not available on or after Maturity Date

Guaranteed Minimum Income Benefit (GMIB)	Guarantees minimum monthly fixed annuity payments	Optional	1.0%, multiplied by greater of the guaranteed annuitization value or Contract Value on date fee is deducted

•  Benefit under rider not available until later of 7 years after rider is added or contract anniversary following older Annuitant’s 60th birthday.

•  Election of benefit rider is irrevocable

•  Guaranteed annuitization value is reduced for withdrawals, in amount equal to guaranteed annuitization value immediately prior to withdrawal, multiplied by percentage reduction in Contract Value as a result of withdrawal

•  GMIB not available to Group Strategic Edge contracts

Surrender of Contract and Withdrawals

If the Annuitant is living, amounts held under the contract may be withdrawn in whole or in part prior to the Maturity Date, or after the Maturity Date under variable annuity payment options K or L.

Prior to the Maturity Date, you may withdraw up to 10% of the Contract Value in a contract year, either in a lump sum or by multiple scheduled or unscheduled withdrawals, without the imposition of a surrender charge. If the RMD is greater than 10% of the Contract Value, the RMD may be made without the imposition of a surrender charge. During the first contract year, the 10% or RMD withdrawal without a surrender charge is available only on contracts issued on or after May 1, 1996, and will be determined based on the Contract Value at the time of the first partial withdrawal. In all subsequent years, the 10% or RMD will be based on the previous contract anniversary value. Withdrawals are subject to income tax on any gain plus a 10% penalty tax if the policyholder is under age 59 1⁄2. See “Federal Income Taxes.”

The appropriate number of accumulation units of an investment option will be redeemed at their value next determined after the receipt by our New York Customer Service Office of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA will also be withdrawn on a pro rata basis unless you designate otherwise. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See “Payment Deferral.” Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code Section 403(b) plans. A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See “Surrender Charges.” Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your contract. For your protection, the form must be requested from our New York Customer Service Office (see Glossary for address) by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form, in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your contract provides for loans) over $100,000. In addition, there is a possibility that withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.

Contract Termination

The contract will terminate without value, if on any Valuation Date:

•	the Contract Value is zero; or

•

the premium tax reimbursement due on surrender or partial withdrawals is greater than or equal to the Contract Value (unless any Contract Value has been applied under one of the variable payment options).

We will notify you in writing that the contract has terminated.

Payment Upon Death Before Maturity Date

•	Who Receives Payment

•	Death of an Owner/Annuitant

If the owner/annuitant dies before the contract Maturity Date, the death benefit will be paid under the contract to the owner/annuitant’s beneficiary. If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

•	Death of an Annuitant who is not the Owner

If the owner and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the contingent Annuitant becomes the Annuitant and the contract continues. If there is no contingent Annuitant, the death benefit will be paid to the owner’s beneficiary.

•	Death of Owner who is not the Annuitant

If the owner who is not the Annuitant dies before the contract Maturity Date, the death benefit will be paid under the contract to the owner’s beneficiary, unless the beneficiary is the spouse. The survival of the Annuitant does not affect this payment. If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

•	Spousal Beneficiary Contract Continuance

If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the beneficiary, the spousal beneficiary can continue the contract as the contract owner.

•	Qualified/IRA Contracts

Under qualified contracts, the death benefit is paid at the death of the participant who is the Annuitant and owner under the contract.

Death benefit payments must satisfy distribution rules. See “Federal Income Taxes.”

•	Ownership of the Contract by a Non-Natural Person

If the owner is not an individual, the death of the primary Annuitant is treated as the death of the owner.

Death occurring in the first 6-year period following the contract date—the greater of:

a.	100% of payments, less any withdrawals; or

b.	the Contract Value as of the claim date.

Death occurring in any subsequent 6-year period—the greater of:

a.	the death benefit that would have been payable at the end of the previous 6-year period, plus any payments, less any withdrawals made since that date; or

b.	the Contract Value as of the claim date.

The death benefit (less any deferred premium tax) equals the Contract Value (no surrender charge is imposed) on the claim date.

Upon the death of an owner who is not the Annuitant, the death proceeds will be paid to the owner’s beneficiary. The death benefit is equal to the cash surrender value.

There are a number of options for payment of the death benefit, including lump sum, systematic withdrawals and annuity. If the death benefit amount to be paid is less than $2,000, it will be paid in a single lump sum. Depending upon state law, the death benefit payment to the beneficiary may be subject to state inheritance or estate taxes and we may be required to pay such taxes prior to distribution. There are specific Internal Revenue Code requirements regarding payment of the death benefits, see Federal Income Taxes.” At all times, the death benefit under this contract will be paid as required by section 72(s) or 401(a) of the Internal Revenue Code, as applicable. A recipient should consult a legal or tax adviser in selecting among the death benefit payment options.

Retained Asset Account

Death benefit proceeds will be payable in a single lump sum. At the time of payment the beneficiary may elect to have the full death benefit amount sent. Unless otherwise provided for under state law, if the beneficiary does not elect a single lump sum, the proceeds of the death benefit payable to an individual, trust or estate will be applied to the Concierge Account (“CA”), an interest bearing draft account with check writing privileges. The CA is generally not offered to corporations or similar entities. The beneficiary may opt out of the CA at any time by writing a check from the CA for the full amount of the balance or by calling our New York Customer Service Office (see Glossary for address and phone number). A supplementary contract may be issued when death benefit proceeds are paid through the CA.

The CA is part of our General Account. It is not a checking or bank account and is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of our General Account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of the Company and principal is covered by the state guaranty association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Amounts in the CA may become subject to state abandoned and unclaimed property laws.

Unclaimed Property

States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please contact our New York Customer Service Office to make such changes (see Glossary for address). Our New York Customer Service Office can supply you with the necessary service forms.

Big Edge Choice® for New York Contracts

New York individual contracts issued on or after May 1, 1997, have certain differences from the other individual contracts described in this prospectus. Other than the differences noted in this section, the contracts are the same as other individual contracts. These differences are reflected in the “Summary of Expenses for Big Edge Choice® for New York contracts.”

Surrender Charges

A deduction for surrender charges for these contracts may be taken from proceeds of partial withdrawals or complete surrender of the contract. The amount (if any) of a surrender charge depends on whether your payments are held under the contract for a certain period of time. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. These are contingent charges because they are paid only if you surrender your contract. They are deferred charges because they are not deducted from premiums. The surrender charge schedule is shown in the chart below. No surrender charge will be taken after the annuity period has begun, except with respect to unscheduled withdrawals under Options K or L. See “Annuity Payment Options.” A surrender charge is not imposed on amounts payable because of the death of the Annuitant or owner. Surrender charges will also be waived when you begin taking annuity payments provided your contract has been in effect for five years.

Up to 10% of the Contract Value may be withdrawn in a contract year, either in a lump sum or by multiple scheduled or unscheduled amounts, without imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be based on the Contract Value at the time of the first partial withdrawal. In subsequent years, the 10% will be based on the previous contract anniversary value. If greater than 10% of the Contract Value, withdrawals in the amount of the “Required Minimum Distribution” (“RMD”), as defined in the Internal Revenue Code may be made without a surrender charge.

The deduction for surrender charges, expressed as a percentage of the amounts redeemed greater than the 10% allowable amount up to a maximum of the total premium is as follows:

Percent	7%	6%	5%	4%	3%	2%	1%	0%
Age of Payment in Complete Years	0	1	2	3	4	5	6	7+

If the owner dies before the Maturity Date, the surrender charge described in the table above will not apply.

Daily Administrative Fee

We make a daily deduction from the Contract Value to cover the costs of administration. This fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described above. (This fee is not deducted from the GIA.)

Maturity Date

The Maturity Date cannot be earlier than five years from the inception of the contract, or later than the contract anniversary nearest the Annuitant’s 90th birthday.

Ownership of the Contract

Joint ownership of the contract is not permitted.

Payment Upon Death Before Maturity Date

Who Receives Payment

•	Death of an Owner/Annuitant

If the owner/annuitant dies before the contract Maturity Date, the death benefit will be paid under the contract to the owner/annuitant’s beneficiary. If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

•	Death of an Annuitant who is not the Owner

If the owner and the Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the contingent Annuitant becomes the Annuitant and the contract continues. If there is no contingent Annuitant, the death benefit will be paid to the owner;’s beneficiary.

•	Death of Owner who is not the Annuitant

If the owner is not the Annuitant and dies before the contract Maturity Date, the death benefit will be paid under the contract to the owner’s beneficiary, unless the beneficiary is the spouse and the spouse elects to continue the contract. The survival of the Annuitant does not affect this payment. If the spouse is the beneficiary, see Spousal Beneficiary Contract Continuance.

•	Spousal Beneficiary Contract Continuance

If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the beneficiary, the spousal beneficiary can continue the contract as the Annuitant.

•	Qualified/IRA Contracts

Under qualified contracts, the death benefit is paid at the death of the participant who is the annuitant under the contract.

Death benefit payments must satisfy distribution rules. See “Federal Income Taxes—Qualified Plans.”

•	Ownership of the Contract by a Non-Natural Person

If the owner is not an individual, the death of the primary annuitant is treated as the death of the owner.

•	Payment Amount

Upon the death of the annuitant or owner/annuitant who has not yet reached the maturity date (age 85)

1.	Death occurring in the first contract year—the greater of:

a.	100% of payments, less any withdrawals; or

b.	the contract value as of the claim date.

2.	Death occurring in any subsequent contract year—the greater of:

a.	the death benefit that would have been payable at the end of the previous contract year, plus any payments, less any withdrawals made since that date; or

b.	the contract value as of the claim date.

•	After the Maturity Date (Annuitant’s 85th birthday)

The death benefit (less any deferred premium tax) equals the contract value (no surrender charge is imposed) on the claim date.

•	Death of an Owner who is not the Annuitant

Upon the death of an owner who is not the Annuitant, the death proceeds will be paid to the owner’s beneficiary. The death benefit is the greater of:

1.	100% of payments, less any withdrawals; or

2.	the contract value as of the claim date.

Death benefit proceeds will be payable in a single lump sum or under specified annuity or systematic withdrawal options. For lump sum payments you may elect to have the full death benefit amount sent to you or to have the proceeds credited to the Concierge Account (“CA”), an interest bearing checking account with check writing privileges. Unless otherwise provided for under state law, if you do not elect a single lump sum, the proceeds of the death benefit payable to an individual, trust or estate will be applied to the CA. The CA is generally not offered to corporations or similar entities. You may opt out of the CA at any time by writing a check from the CA for the full amount of your balance or by calling our Administrative Office.

The CA is part of our General Account. It is not a checking or bank account and is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the CA. As part of our General Account, it is subject to the claims of our creditors. We may receive a financial benefit from earnings on amounts left in the CA. The guarantee of principal is based on the claims-paying ability of the company and principal is covered by the state guarantee association. Interest paid on amounts in the CA is taxable as ordinary income in the year such interest is credited. Please consult a tax advisor.

Unclaimed Property

Lifetime and after-death payments due under this contract may become subject to state unclaimed property or escheat laws or regulations. These laws or regulations may require that we transmit funds due under this contract to a state authority. Prior to such transmittal, we will attempt to contact you and your beneficiary at the last addresses that we have in our administrative files. In the event that these addresses change without our knowledge and we are unable to locate you or your beneficiary using reasonable procedures, the state laws and regulations may impact funds under this contract.

Transfers

A contract owner may request transfers or allocation changes in writing only. Transfers or allocation changes may not be made by telephone.

Group Strategic Edge® Contracts

Contracts may be purchased by employers (or trusts) to fund tax-qualified pension or profit-sharing plans such as defined contribution and defined benefit plans (“group contracts”). Group contracts may be purchased on an “allocated” or “unallocated” basis. In most respects, group contracts are the same as the contracts purchased on an individual basis described elsewhere in this prospectus; however, there are certain differences as described in this section. We may limit the payments made under a group contract to $1,000,000 and reserve the right to terminate a group contract after 20 years. Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the GIA over a period of 18 months or longer. Please note that group contracts cannot participate in the optional Asset Rebalancing Program, Interest Investment Program, Enhanced Dollar Cost Averaging Program, and/or the Guaranteed Minimum Income Benefit Rider.

Allocated Group Contracts

Under an allocated group contract, the contract owner is the trust to whom the contract is issued. However, individual participant accounts are maintained and the contract owner passes on certain rights to the plan participants such as the right to choose investment options, and transfer amounts between investment options.

Under an allocated group contract, a minimum initial purchase payment of $25 per participant account is required. Subsequent payments per participant account must be at least $25 and must total at least $300 per contract year. The annual administrative service charge under an allocated group contract is currently $15 per participant account; it is guaranteed not to exceed $30.

If withdrawals occur within a certain number of years after deposit, a surrender charge will apply. (Please see description in section “Deductions and Charges—Surrender Charges”).

Allocated group contracts do not have a 10% free withdrawal privilege. A surrender charge will not be applied if the withdrawal is for one of the following:

•	death of a participant

•	disability

•	demonstration of financial hardship

•	separation from service or retirement (participant account has been maintained for a minimum of 5 years or age 55 or older)

•	participant loan

•	purchase of:

•	annuity contract

•	retired life certificate

•	election of life expectancy distribution option

Under group contracts issued in New York, the surrender charge will not be applied to amounts exceeding the total of payments made under the contract (calculated at their initial value). In addition, if the contract has been in force for at least 20 years and Nassau Life terminates the contract, no surrender charge will apply.

Not more than four transfers may be made from the GIA in any Participant Account Year and only one such transfer may be made in any 3-consecutive month period. The amount of such transfers out of the GIA in any one Participant Account Year may not exceed the greater of $1,000 or 25% of the Participant Account Value in the GIA as of the last day of the prior Participant Account Year.

Upon the death of a participant, a death benefit will be paid to the contract owner. The contract owner may then distribute the death benefit in accordance with the terms of the plan. If the death occurred during the first six years following the contract date, this payment would be equal to the greater of: (a) the sum of all purchase payments made by the participant less any prior withdrawals or (b) the participant’s accumulated value under the contract. If the death occurred during any subsequent six-year period, this payment would equal the greater of: (a) the death benefit that would have been payable at the end of the immediately preceding six-year period, plus any payments made and less any partial withdrawals since such date or (b) the participant’s accumulated value under the contract.

If the tax-qualified pension or profit-sharing plan permits loans, the participant may request a partial withdrawal for the purpose of making a plan loan for that participant. A plan loan partial withdrawal may not be made if a plan loan partial withdrawal is currently outstanding with respect to that participant. The plan loan partial withdrawal amount may not exceed the maximum amount allowed under the plan. The partial withdrawal for the loan must be at least $1,000 and the participant’s remaining contract value must be at least $2,000. A surrender charge will not apply to such a partial withdrawal. A $125 administrative charge per partial withdrawal will apply and this amount may be increased in the future. When a plan loan partial withdrawal is made, the amount will be withdrawn from either or both the portion of the participant’s account attributable to the participant’s contributions and deferrals and/or the employer’s contributions on a pro-rata basis from the available investment options, as directed by the employer. Repayment of the loan is addressed in a promissory note issued by the plan, which note sets forth the interest rate on the loan and also is signed by the participant taking the loan. Accumulation units taken from the participant’s account for a plan loan partial withdrawal shall not participate in the investment experience of the investment options from which they were withdrawn. The applicable state premium tax, if any, will be deducted from the amount of the plan loan partial withdrawal. Repayments of plan loan partial withdrawals, including interest charged, will be based on a payment schedule determined by the employer. Repayments of plan loan partial withdrawals will be credited to the participant’s account and allocated to the same investment options in the same proportions as new contributions. In calculating any death benefit payable under the contract, a plan loan partial withdrawal will be considered a partial withdrawal and the principal amount of any repayments of plan loan partial withdrawals will be considered a premium payment.

Unallocated Group Contracts

Under an unallocated group contract, the contract owner is the trust to whom the contract is issued. The contract owner exercises all rights under the contract on behalf of plan participants; no participant accounts are maintained under the contract.

Under an unallocated group contract, a minimum initial purchase payment of $5,000 is required and subsequent payments also must be at least $5,000. The annual administrative service charge under an unallocated group contract is currently $300; it is guaranteed not to exceed $500.

If amounts are withdrawn in the early contract years, a surrender charge may apply unless the withdrawal is for the payment of a plan benefit related to the death or disability of a plan participant or the purchase of an individual annuity contract or Life Expectancy Distribution option from Nassau Life.

A deduction for a surrender charge for an unallocated group contract may be taken from the proceeds of a withdrawal from, or complete surrender of, the contract if the withdrawal is not related to the payment of a plan benefit or the purchase of an annuity as described above and the contract has not been held for a certain period of time (see chart below). However, withdrawals up to 15% of the payments made under a contract in the first contract year and up to 15% of the Contract Value as of the previous contract anniversary may be made each year without imposition of a surrender charge for payment of plan benefits related to termination of employment or retirement. The deduction for surrender charges, expressed as a percentage of the amount withdrawn in excess of the 15% allowable amount, is as follows:

Percent	6%	5%	4%	3%	3%	2%	1%
Age of Payment in Complete Years	0-4	5	6	7	8	9	10+

Under group contracts issued in New York, the surrender charge will not be applied to amounts exceeding the total of purchase payments made under the contract (calculated at their initial value). In addition, if the contract has been in force for at least 20 years and Nassau Life terminates the contract, no surrender charge will apply.

Upon the death of a participant, a death benefit will be paid to the contract owner. The contract owner may then distribute the death benefit in accordance with the terms of the plan.

Internet, Interactive Voice Response and Telephone Transfers

In addition to making requests in writing using a form authorized by Nassau Life, you may transfer your Contract Value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response, telephone, or fax. The Company may discontinue Internet, Interactive Voice Response, and telephone transfers at any time.

Nassau Life will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information. You will receive written confirmation of all transfers. Nassau Life may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that Nassau Life reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

Prior to the Maturity Date of your contract, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA subject to the limitations established for the GIA. A transfer from an investment option will result in the redemption of accumulation units and, if another investment option is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our New York Customer Service Office of notice of election in a form satisfactory to us. A transfer among investment options or the GIA does not automatically change the payment allocation schedule of your contract.

You may also request transfers and changes in payment allocations among available investment options or the GIA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any Valuation Date. You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information. All transfer and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfer exchange and allocation change privileges may be modified or terminated at any time on a case by case basis. In particular, during times of extreme market volatility, transfer privileges by telephone or otherwise may be difficult to exercise. In such cases you should submit written instructions.

Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA will be made on the date of receipt by our New York Customer Service Office, except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the Contract Value in the GIA at the time of transfer.

No surrender charge will be assessed when a transfer is made. The date a premium payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs. There are additional restrictions on transfers from the GIA as described above and in the section titled, “GIA.”

Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of Contract Value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.

“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

•

dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

•	increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):

•	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

•

restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our New York Customer Service Office by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

•	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

•	implement and administer redemption fees imposed by one or more of the underlying funds, or

•	impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.

We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Nassau Life and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.

Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Nassau Life has entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason. We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

The Annuity Period

The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments

Annuity payments will begin on the contract’s Maturity Date if the Annuitant is alive and the contract is still in force. Beginning on the Maturity Date, investment in the Separate Account is continued unless a Fixed Payment Annuity is elected.

Surrender Charges will be waived when you begin taking annuity payments provided your contract has been in effect for five years. Each contract will provide, at the time of its issuance, for a Variable Payment Life Annuity with 10-Year Period Certain unless a different annuity option is elected by you. See “Annuity Payment Options.” Under a Variable Payment Life Annuity with 10-Year Period Certain, annuity payments, which may vary in amount based on the performance of the investment option selected, are made monthly for life and, if the Annuitant dies within ten years after the Maturity Date, the contract beneficiary will be paid the payments remaining in the 10-year period. A different form of annuity may be elected by you prior to the Maturity Date. Once annuity payments have commenced, the Annuity Option may not be changed, and you may no longer withdraw Contract Value.

If the amount to be applied on the Maturity Date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an Annuity Payment Option would be less than $20, we may make a single sum payment equal to the total Contract Value on the date the initial payment would be payable, or make periodic payments quarterly, semiannually or annually in place of monthly payments.

Each contract specifies a provisional Maturity Date at the time of its issuance. You may subsequently elect a different Maturity Date. Generally, the Maturity Date may not be earlier than the fifth contract anniversary or later than the contract anniversary nearest the annuitant’s 95th birthday unless the contract is issued in connection with certain qualified plans or IRAs. Generally, under qualified plans or IRAs, the Maturity Date must be such that distributions begin no later than April 1st of the calendar year following the later of: (a) the year in which the employee attains age 72 (70 1⁄2 for individuals who attained that age before January 1, 2020) or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA. A policyholder can defer the Maturity Date to a later date if we receive documentation concerning the policyholder’s satisfaction of RMD provisions. See “Federal Income Taxes”.

The Maturity Date election must be made by written notice and must be received by our New York Customer Service Office 30 days before the provisional Maturity Date (see Glossary for address). If a Maturity Date, which is different from the provisional Maturity Date, is not elected by you, the provisional Maturity Date becomes the Maturity Date.

Annuity Payment Options

Unless an alternative annuity payment option is elected on or before the Maturity Date, the amounts held under a contract on the Maturity Date automatically will be applied to provide a Life Annuity with a Specified Period Certain based on the life of the annuitant under Option A as described below. Any annuity payments falling due after the death of the Annuitant during the period certain will be paid to the contract beneficiary. Each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each investment option to be credited is based on the value of the accumulation units in that investment option and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates; however, if the current rate is higher, we’ll apply the higher rate. The payment rate differs according to the annuity payment option selected and the age of the Annuitant. The annuity payment rate is applied and will determine all payments for the fixed annuity payment options and the first payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each investment option to which annuity units are credited.

To determine the variable annuity payment for a given period for a single given investment option, we multiply the number of annuity units for that investment option by the annuity unit value for that investment option as of the last business day of the period—resulting in a dollar figure. We perform that same calculation with respect to the other investment options as to which you have annuity units. We then add the amounts for each such investment option. We make the annuity payment on the annuity payment date or on the first business day following the annuity payment date if the annuity payment date doesn’t fall on a business day, in a given period.

The initial payment will be calculated based on an assumed investment return of 4.5% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return. The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the Statement of Additional Information (SAI).

Instead of the period certain life annuity (see “Option A—Life Annuity with a Specified Period Certain”), you may, by written request received by our New York Customer Service Office (see Glossary for address) on or before the Maturity Date of the contract, elect any of the other annuity payment options described below. If the Maturity Date occurs in the first contract year, only Options I, J, K, L, M or N may be elected. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Options K or L.

The level of annuity payments payable under the following annuity payment options is based upon the option selected. In addition, factors such as the age at which payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable payment annuities) and the frequency of payments will affect the level of annuity payments. The longer the duration, and more frequent the payments, the lower the annuity payment amount. The assumed investment rate is 4.5% per year. We use this rate to determine the first payment under Variable Payment Annuity Options I, J, K, M and N.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. See “Charges for Mortality and Expense Risks” and “Charges for Administrative Services.” Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option.

The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact our New York Customer Service Office (see Glossary for address) well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A—Life Annuity with Specified Period Certain

Provides a monthly income for the life of the Annuitant. In the event of death of the Annuitant, the annuity income will be paid to the beneficiary until the end of the specified period certain. For example, a 10-year period certain will provide a total of 120 monthly payments. The certain period may be 5, 10 or 20 years.

Option B—Non-Refund Life Annuity

Provides a monthly income for the lifetime of the Annuitant. No income is payable after the death of the Annuitant.

Option D—Joint and Survivor Life Annuity

Provides a monthly income for the lifetimes of both the Annuitant and a joint Annuitant as long as either is living. In the event of the death of the Annuitant or joint Annuitant, the annuity income will continue for the life of the survivor. The amount to be paid to the survivor is 100% of the amount of the joint annuity payment, as elected at the time the annuity payment option is chosen. No income is payable after the death of the surviving Annuitant.

Under Option D, the joint Annuitant must be named at the time this option is elected and cannot be changed. The joint Annuitant must have reached an adjusted age of 40, as defined in the contract.

Option E—Installment Refund Life Annuity

Provides a monthly income for the life of the Annuitant. In the event of the Annuitant’s death, the annuity income will continue to the contract beneficiary until the amount applied to purchase the annuity has been distributed.

Option F—Joint and Survivor Life Annuity with 10-Year Period Certain

Provides a monthly income for the lifetime of both the Annuitant and a joint Annuitant as long as either is living. In the event of the death of the Annuitant or joint Annuitant, the annuity income will continue for the life of the survivor. If the survivor dies prior to the end of the 10-year period, the annuity income will continue to the named beneficiary until the end of the 10-year period certain.

Under Option F, the joint Annuitant must be named at the time this option is elected and cannot be changed. The joint Annuitant must have reached an adjusted age of 40, as defined in the contract.

Option G—Payments for Specified Period

Provides equal income installments for a specified period of years whether the Annuitant lives or dies. Any specified whole number of years from 5 to 30 years may be elected.

Option H—Payments of Specified Amount

Provides equal installments of a specified amount over a period of at least five years. The specified amount may not be greater than the total annuity amount divided by five annual installment payments. If the Annuitant dies prior to the end of the elected period certain, annuity payments will continue to the contract beneficiary until the end of the elected period certain.

Option I—Variable Payment Life Annuity with 10-Year Period Certain

Provides a variable payout monthly annuity for the life of the Annuitant. In the event of the death of the Annuitant, during the first 10 years after payout commences, the annuity payments are made to the contract beneficiary until the end of that 10-year period. The 10-year period provides a total of 120 monthly payments. Payments will vary as to dollar amount, based on the investment experience of the investment options in which proceeds are invested.

Option J—Joint Survivor Variable Payment Life Annuity with 10-Year Period Certain

Provides a variable payout monthly annuity while the Annuitant and the designated joint Annuitant are living and continues thereafter during the lifetime of the survivor or, if later, until the end of a 10-year period certain. Payments will vary as to dollar amount, based on the investment experience of the investment options in which proceeds are invested. The joint Annuitant must be named at the time this option is elected and cannot be changed. The joint Annuitant must have reached an adjusted age of 40, as defined in the contract. This option is not available for payment of any death benefit under the contract.

Option K—Variable Payment Annuity for a Specified Period

Provides variable payout monthly income installments for a specified period of time, whether the Annuitant lives or dies. The period certain specified must be in whole numbers of years from 5 to 30. However, the period certain selected by the beneficiary of any death benefit under the contract may not extend beyond the life expectancy of such beneficiary. A contract owner may at any time request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

Option L—Variable Payment Life Expectancy Annuity

Provides a variable payout monthly income payable over the Annuitant’s annually recalculated life expectancy or the annually recalculated life expectancy of the Annuitant and joint Annuitant. A contract owner may at any time request unscheduled withdrawals representing part or all of the remaining contract value less any applicable contingent deferred surrender charge. Upon the death of the Annuitant (and joint Annuitant, if there is a joint Annuitant), the remaining contract value will be paid in a lump sum to the contract beneficiary. For details, see “Variable Annuity Payments” and “Calculation of Annuity Payments” in the SAI.

Option M—Unit Refund Variable Payment Life Annuity

Provides variable monthly payments as long as the Annuitant lives. If the Annuitant dies, the contract beneficiary will receive the value of the remaining annuity units in a lump sum.

Option N—Variable Payment Non-Refund Life Annuity

Provides a variable monthly income for the life of the Annuitant. No income or payment to a beneficiary is paid after the death of the Annuitant.

Other Options and Rates

We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the current annuity payment rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions

Federal income tax requirements currently applicable to most qualified contracts provide that payout periods and the period of years guaranteed with specified periods certain cannot be any greater than life expectancy (or the joint life expectancies of the payee and his or her spouse). Not all payouts described above will necessarily meet that requirement for any particular individual. In addition, beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payout option with a qualified contract.

Federal income tax requirements also provide that participants in IRAs must begin required minimum distributions (“RMDs”) by April 1 of the year following the year in which they attain age 72 (70 1⁄2 for individuals who attained that age before January 1, 2020). Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 72 (70 1⁄2 for individuals who attained that age before January 1, 2020.) Administratively, we will assist policyholders with compliance with the RMD requirements.

Distributions to satisfy the RMD requirements may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See “Surrender Charges.” Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

If the initial monthly annuity payment under an annuity option would be less than $20, we may make a single sum payment equal to the Contract Value on the date the initial payment would be payable, in place of all other benefits provided by the contract, or, may make periodic payments quarterly, semiannually or annually in place of monthly payments.

Currently, transfers between investment options are not available for amounts allocated to any of the variable payment annuity options.

Payment Upon Death After Maturity Date

If an owner who also is the Annuitant dies on or after the Maturity Date, except as may otherwise be provided under any supplementary contract between the owner and us, we will pay to the owner/contract beneficiary any annuity payments due during any applicable period certain under the annuity option in effect on the Annuitant’s death. If the Annuitant who is not the owner dies on or after the Maturity Date, we will pay any remaining annuity payments to the contract beneficiary according to the payment option in effect at the time of the Annuitant’s death. If an owner who is not the Annuitant dies on or after the Maturity Date, we will pay any remaining annuity payments to the owner’s beneficiary according to the payment option in effect at the time of the owner’s death.

The payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.

(For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled “Inherited/Stretch Annuity Feature.”)

Variable Account Valuation Procedures

Valuation Date

A Valuation Date is every day the New York Stock Exchange (“NYSE”) is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1.	the NYSE is closed or may have closed early;

2.	the SEC has determined that a state of emergency exists; or

3.	on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day).

The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each Valuation Date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Valuation Period

Valuation period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

Accumulation Unit Value

The value of one Accumulation Unit was set at $1.000 on the date assets were first allocated to an investment option. The value of one Accumulation Unit on any subsequent Valuation Date is determined by multiplying the immediately preceding Accumulation Unit Value by the applicable net investment factor for the valuation period ending on such Valuation Date. After the first valuation period, the Accumulation Unit Value reflects the cumulative investment experience of that investment option.

Net Investment Factor

The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk charges and daily administration fee, and (c) the results of (a) as adjusted by (b)  are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Miscellaneous Provisions

Assignment

Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract without the consent of the beneficiary. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our New York Customer Service Office.

A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. See “Surrenders or Withdrawals Prior to the contract Maturity Date.”

Contracts issued in connection with IRAs/ qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment Deferral

Payment of surrender, withdrawal or death proceeds usually will be made in one lump sum within seven days after receipt of the written request by our New York Customer Service Office (see Glossary for address) in good order unless another payment option has been agreed upon by you and us. However, we may postpone payment of the value of any Accumulation Units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the fund is not reasonably practicable or it is not reasonably practicable to determine the Contract Value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or (d) exist.

Payment of the Contract Value attributable to the GIA may be deferred for 6 months from the date of receipt of a withdrawal or surrender request at our New York Customer Service Office. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a contract owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Amendments to Contracts

Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes including changes required in order to maintain tax status as an IRA or qualified plan. Except for changes related to tax status, changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract which necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares

If, in the judgment of Nassau Life’s management, one or more of the funds becomes unsuitable for investment by contract owners, we reserve the right to substitute Accumulation Units of another investment option for Accumulation Units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required and, where required, one or more state insurance departments.

Ownership of the Contract

Ordinarily, the purchaser of a contract is both the owner and the Annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the Annuitant. Except for contracts issued in connection with IRAs/qualified plans, spouses may own a contract as joint owners. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified adviser should be consulted before any such transfer is attempted.

If the contract owner resides in a community property or marital property state and has not named his or her spouse as the sole beneficiary, the spouse may need to consent to the non-spouse beneficiary designation. The contract owner should consult with legal counsel regarding this designation. Should spousal consent be required, we are not liable for any consequences resulting from the failure of the contract owner to obtain proper consent.

Inherited/Stretch Annuity Feature

This Contract provides for an Inherited/Stretch Annuity Feature that may be requested by the beneficiary of a deceased Contract Owner’s interest. Under this Feature we will administer the Contract to accommodate an inherited or “stretch” payout. A stretch payout is a method in which the death benefit is paid out over a period of time, which is generally based upon the life expectancy of the beneficiary. By electing a stretch payout, a death benefit beneficiary can “stretch” payments over his or her life expectancy rather than receive the entire death benefit in one lump sum or within five years of the Contract Owner’s death. The amount of each stretch payment will be at least the required minimum distribution (“RMD”) required under the Internal Revenue Code and its accompanying rules and regulations (see “Federal Income Taxes”). Electing a “stretch” payout may provide tax advantages to the beneficiary.

This Feature is available to certain individual or trust beneficiaries of an IRA, (including a Roth IRA), or qualified plan or to an individual beneficiary of a non-qualified contract issued by Nassau Life (or its affiliates) or issued by a company unaffiliated with Nassau Life. If the beneficiary of a contract issued by a company unaffiliated with Nassau Life purchases this Big Edge, Group Strategic Edge®, The Big Edge Choice® for New York, or The Big Edge Plus® Contract for this Feature, then to the extent not in conflict with the Internal Revenue Code, all contract rights will be available to the purchaser. However, if a beneficiary of this Big Edge, Group Strategic Edge®, The Big Edge Choice® for New York, or The Big Edge Plus® Contract elects this Feature, only certain rights will remain with the beneficiary because a beneficiary does not retain the same rights under this Contract as the deceased owner. Certain limitations, considerations and tax implications apply to this Feature and may differ depending upon whether you have an IRA/qualified or non-qualified contract and whether the beneficiary is an individual or a trust. In no event may additional premiums be added to the deceased Contract Owner’s interest.

If this Feature is elected, we will assist with the calculation of the RMD and will distribute this calculated amount to the beneficiary. However, it is the responsibility of the beneficiary to ensure that the correct RMD is actually withdrawn from the contract each year.

The following guidelines will apply when we administer this Feature:

•

We will assist with the calculation of the RMD each year in accordance with the Internal Revenue Code using the Fair Market Value (year-end account value, plus any actuarial value assigned to living benefits) of the account. Fair Market Value is determined using specific Internal Revenue Code requirements and the amount may be different from the year-end account value.

•	With certain exceptions, a non-spouse beneficiary’s share of the death benefit must be distributed within ten years, based on IRS tables.

•	For a non-qualified contract, if the deceased Owner had begun receiving annuitization proceeds, the RMD payments will be based on the life expectancy of the deceased Owner at the time of death.

•

If the beneficiary is a non-natural person under an IRA/qualified plan, and the deceased Owner died after his or her required beginning date, we will use the remaining life expectancy of the deceased to compute remaining payments.

•

The annual RMD must be withdrawn each year. For a non-qualified contract, the first RMD must be distributed no later than the anniversary of the deceased Owner’s date of death. For IRAs/qualified plans, the first RMD must be distributed on or before December 31st of the calendar year following the year of the deceased’s death.

•

For an IRA/qualified plan, if the beneficiary is a surviving spouse, the surviving spouse beneficiary can postpone RMDs until the year the deceased spouse would have turned 72 (70 1⁄2 for individuals who attained that age before January 1, 2020). In the alternative, the spouse can also add the IRA/qualified plan proceeds to his or her own IRA after which the RMDs must begin when the surviving spouse attains age 72 (or 70 1⁄2, as applicable)

•

For a non-qualified contract, if the beneficiary is a surviving spouse, the surviving spouse can continue the contract; in this event, the RMDs are not required until the death of the surviving spouse. See “Spousal Definition” for further discussion of spousal qualifications.

•	The RMD may be paid on an installment basis with the payment frequency chosen by the beneficiary; in all cases, the RMDs must be paid at least annually.

•

In addition to RMD amounts, additional funds may be withdrawn from the Contract. Any withdrawal in excess of the RMD may be subject to a surrender charge (see the sections of this prospectus entitled “Summary of Expenses” and “Surrender of Contracts and Withdrawals”).

•	The beneficiary who elects this Feature may continue or change the investment options from those that the deceased Owner selected.

Additional information regarding our administration of this feature is provided in a “Required Minimum Distribution (RMD) Election Form”, available upon request. This feature may not be suitable for some beneficiaries. We are not providing tax, financial or legal advice. You should consult with your financial professional and tax adviser to determine whether this feature is right for you. This feature may not be available in all states.

Cyber Security and Business Continuity Risks

Our variable product business is dependent upon the effective operation of our computer systems and those of our business partners, and so our business may be vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your interest in the contract.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities.

Federal Income Taxes

Introduction

The contracts are designed for use with retirement plans, including non-qualified plans and qualified plans or Individual Retirement Annuities (IRAs) under the provisions of the Internal Revenue Code of 1986, (within this section, referred to as the “Code”). The ultimate impact of federal income taxes on the amounts held under a contract, premiums paid for the contract, payments received under the contract and on the economic benefits to the policyholder, annuitant or beneficiary depends on our income tax status, on the type of retirement plan (if any) for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws. Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract either currently or in the future. No representation is made regarding the likelihood of continuation of the federal or state income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of annuity contracts, IRAs and qualified plans; if enacted, these changes could be retroactive. Should any such legislation be enacted, we would only offer the benefits permitted under federal law. We reserve the right to make changes to the contract to assure that it continues to qualify as an annuity, IRA and/or qualified plan for federal or state income tax purposes. For a discussion of federal income taxes as they relate to any underlying account investment options, please see the prospectuses for these investments.

Note on Terminology: The Code uses the term “holder”, in describing the owner of an Annuity. This section will follow the Code terminology in describing specific provisions of the Code.

Income Tax Status

We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from Nassau Life and neither account will be taxed separately under the “regulated investment company” provisions (Subchapter M) of the Code.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each Contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.

Taxation of Annuities in General—Non-qualified Plans

Code section 72 governs taxation of annuities. In general, a policyholder (Contract owner) is not taxed on increases in the value of an annuity contract until a distribution is made. However, in certain cases, the increase in value may be subject to tax currently. See “Contracts Owned by Non-Natural Persons,” “Owner Control” and “Diversification Standards” below.

It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1⁄2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Surrenders or Withdrawals Prior to the Annuity Starting Date or Contract Maturity Date

Code section 72 provides that a withdrawal or surrender of the contract prior to the annuity starting date or contract Maturity Date will be treated as taxable income to the extent the amounts held under the contract exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of contract purchase payments (premiums) that have not been excluded from the policyholder’s gross income (“after-tax monies”). The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the “investment in the contract” on account of a withdrawal or surrender of a contract. This taxable portion is referred to as “gain” or “contract gain”. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract and the amount of the pledge, loan or assignment will be taxed as if received in cash by the policyholder.

Surrenders, Withdrawals, or Annuity Payments On or After the Annuity Starting Date or Contract Maturity Date

Upon receipt of a lump sum payment under the contract, the policyholder is taxed on the portion of the payment that exceeds the investment in the contract. Such taxable portion is taxed as ordinary income.

For amounts received as an annuity, which are amounts paid after the annuity starting date at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each fixed payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. A variable contract may have annuity distribution options under which the payments are fixed or variable.

Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans or IRAs, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

Withholding of federal and state income taxes on taxable distributions may be required unless the policyholder properly elects not to have any amounts withheld and notifies us of that election on the required forms and under the required certifications. Certain policyholders cannot make this election.

Partial Annuitization

If permitted by contract, a policyholder can elect to only designate a portion of the annuity contract as paid as an amount received as an annuity. To qualify, the payments must be paid out over a period of 10 years or more. The portion so designated will be treated as a separate contract for annuity taxation purposes. For purposes of applying the rules for the calculation of the exclusion ratio for annuity distributions, the definitions of “investment in the contract,” “expected return,” and “annuity starting date”, and the provisions for the taxation of distributions from the annuity for amounts received before the contract maturity date, the investment in the contract will be allocated pro rata between each portion of the contract from which amounts are received as an annuity, and the portion of the contract from which amounts are not received as an annuity.

Penalty Tax on Certain Surrenders and Withdrawals—Non-qualified Contracts (Contracts not issued in connection with qualified plans or IRAs)

Amounts surrendered, withdrawn or distributed before the policyholder/taxpayer reaches age 59 1⁄2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the policyholder (or where the holder is not an individual, the death of the “primary Annuitant,” defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code section 72(m)(7); (iii) which are part of a Series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth IRAs); (v) allocable to investment in the contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code section 130(d)); (vii) under an immediate annuity contract (as defined in Code section 72(u)(4)); (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service or in other specified exceptions. Please note that future legislation or regulations may modify the conditions under which distributions may be received without tax penalty. Consult your tax advisor for specific requirements regarding the application of each of these exceptions to the Penalty Tax.

Separate tax withdrawal penalties apply to qualified plans and IRAs. See “Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans and IRAs.”

Additional Considerations

Distribution-at-Death Rules

For a contract issued other than in connection with a qualified plan or an IRA, in order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the policyholder dies on or after the contract Maturity Date, and before the entire interest in the contract has been distributed, the remainder of the policyholder’s interest will be distributed at least as rapidly as the method in effect on the policyholder’s death; and (b) if a policyholder dies before the contract Maturity Date, the policyholder’s entire interest generally must be distributed within five (5) years after the date of death, or if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the policyholder’s date of death. If the beneficiary is the spouse of the holder, the contract may be continued in the name of the spouse as holder. Similar distribution requirements apply to annuity contracts under qualified plans and IRAs.

If the primary Annuitant, which is not the policyholder, dies before the Maturity Date, the owner will become the Annuitant unless the owner appoints another Annuitant. If the policyholder is not an individual, the death of the primary Annuitant is treated as the death of the holder. When the holder is not an individual, a change in the primary Annuitant is treated as the death of the holder.

If the policyholder dies on or after the Maturity Date, the remaining payments, if any, under an Annuity Payment Option must be made at least as rapidly as under the method of distribution in effect at the time of death.

Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes and state income taxes may also apply.

Each beneficiary will need to select the death benefit option from among those set forth in the contract applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Transfers, Assignments, or Exchanges of a Contract

A transfer or assignment of ownership of a Contract, the designation of an annuitant other than the owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Contracts Owned by Non-Natural Persons

If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium payments paid) is includable in income each year. The rule does not apply where the non-natural person is an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

Section 1035 Exchanges

Code section 1035 provides, in general, that gain or loss is deferred upon the exchange of one annuity contract for another or the exchange of one annuity contract for a long-term care contract. Any such gain or loss is later recognized upon a recognition event (including withdrawal, death, surrender or annuitization). For non-qualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the policyholder by the original insurer and then transmitted from the policyholder to the new insurer.

Exchanges are permitted of the entire contract or a portion of the contract. A partial exchange will qualify for tax deferral under section 1035 if no amount, other than an amount received as an annuity for 10 years or more during one or more lives, is received under either the original contract or new contract during 180 days beginning on date of transfer. Policyholders contemplating exchanges should consult their tax and/or legal advisors.

Multiple Contracts

The Code provides that for purposes of determining the amount of any distribution under Code section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same insurer (or affiliate) to the same policyholder during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract Maturity Date, such as a withdrawal will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

Additional Tax on Net Investment Income (“Medicare Tax”)

In addition, annuity withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount. Further information regarding this additional tax may be forthcoming from the IRS.

Diversification Standards

Diversification Regulations

Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:

•	55% in any 1 investment

•	70% in any 2 investments

•	80% in any 3 investments

•	90% in any 4 investments

A “look-through” rule applies to treat a pro rata portion of each asset of a Series as an asset of the Separate Account, and each Series of the funds are tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

Owner Control (Investor Control)

The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned.

In 2003, the IRS issued formal guidance that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. This guidance also states that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholder could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholder to be treated as the owner of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholder and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.

At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should there been additional rules or regulations on this issue, including limitations on the number of underlying funds, transfers between or among underlying funds, exchanges of underlying funds or changes in investment objectives of underlying funds such that the contract would no longer qualify as an annuity for tax purposes, we reserve the right to modify the contract to the extent required to maintain annuity tax treatment.

Diversification Regulations and IRA/Qualified Plans

Code section 817(h) applies to a variable annuity contract other than a pension plan contract. Qualified plans and IRAs, are defined as pension plan contracts for these purposes. Notwithstanding the exception of IRA/qualified plan contracts from application of the diversification rules, all available investments will be structured to comply with the diversification regulations and investor control limitations because the investments serve as the investment vehicle for non-qualified contracts as well as qualified plan and IRA contracts.

Taxation of Annuities in General—Qualified Plans and IRAs

The contracts may be used with several types of IRAs and qualified plans including: Section 403(b) contracts (also referred to as Tax-Sheltered Annuities (TSAs) or Tax-Deferred Annuities (TDAs)), Traditional IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs, Roth IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans. For purposes of this discussion, all will be treated as qualified plans. The specific tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. We reserve the right at any time to discontinue the availability of this contract for use with some of all of these qualified plans. Participants under such qualified plans as well as policyholders, annuitants and beneficiaries, are reminded that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. Federal or state requirements, including ERISA, may impact the person entitled to death benefits under the contract. Consequently, a policyholder’s named beneficiary designation or elected annuity payment option may not be enforceable.

Certain death benefit guarantees may be purchased under the contract. There is a risk that IRS may consider these death benefit guarantees “incidental death benefits.” There is a limit on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. There is also a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract would be considered distributions subject to tax, including penalty taxes. While we regard the death benefit guarantees available under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you.

Furthermore, the Code provides that the assets of an IRA may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of premium payments (less withdrawals) or Contract Value. This contract offers death benefits, which may exceed the greater of sum of premium payments (less withdrawals) or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes.

We are of the opinion that the death benefit provided by the contract is part of the annuity contract. The contract and its amendments, benefits or endorsements (together referred to herein as the “contract”) have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not issued formal guidance concerning whether any particular death benefit complies with the qualification requirements for an IRA or any other qualified plan. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

Distributions from qualified plans eligible to be rolled over to new contracts but which are paid to the policyholder directly generally will be subject to 20 percent income tax withholding. These distributions are “Eligible Rollover Distributions.” Mandatory withholding can be avoided if the policyholder arranges for a direct rollover or trustee-to-trustee transfer to another IRA/qualified plan. Eligible Rollover Distributions include all taxable distributions from qualified plans except (a) distributions required under the Code, such as required minimum distributions, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more, (c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions), except as otherwise provided in the Code and (d) hardship distributions. The mandatory withholding rules do not apply to IRAs, however, a distribution from an IRA is taxable unless the IRA funds are reinvested in another IRA within a statutory time of 60 days.

The IRS issued Announcement 2014-15, in which the IRS advised that the IRS intends to issue formal guidance limiting IRA rollovers to one per year per individual. Previously, the IRS guidance had indicated that an individual could rollover IRA proceeds from each IRA the individual owned once per year. Thus, if an individual had multiple IRAs, each IRA could be rolled over each year. This is no longer allowed. Under the Announcement, an individual with multiple IRAs will only be allowed to do one rollover per year in total. The Announcement does not impact trustee-to-trustee transfers or rollovers of qualified plan amounts into IRAs.

The contracts sold by us in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain non-qualified deferred compensation plans.

There are numerous income tax rules governing qualified plans, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. This discussion does not address these plan requirements in detail. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith. Individuals are urged to consult with their own tax or legal advisors.

Special tax law provisions relating to qualified plans and IRAs may apply to certain taxpayers when the President declares a location to be a major disaster area or when the taxpayer is serving in or in support of the Armed Forces in a designated combat zone or qualified hazardous duty area. Depending on the specific provisions, these provisions can impact the timing of contributions, ability to repay withdrawn contributions, extension of time for repayment of qualified plan loans and applicability of 10% penalty tax. These provisions are generally time limited and require that the impacted taxpayer meet specific requirements. Since the specific requirements change frequently, taxpayers are directed to public information from the Internal Revenue Service to determine whether they qualify for these special rules. In the event that a taxpayer wishes to claim application of a special provision relating to a major disaster area or Armed Forces service contract, a taxpayer needs to contact us.

Tax Sheltered Annuities (“TSAs”), Tax Deferred Annuities (“TDAs”), Section 403(b)

Code section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs, TDAs, or 403(b)s.

Code section 403(b)(11) imposes certain restrictions on a policyholder’s ability to make withdrawals from, or surrenders of, section 403(b) contracts. Specifically, section 403(b)(11) allows a surrender or withdrawal only (a) when the employee attains age 59 1⁄2, separates from service, dies or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract. Section 403(b)(11), applies only with respect to distributions from section 403(b) contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

In addition, in order for certain types of contributions under a section 403(b) contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. The responsibility for compliance is with the employer and not with the issuer of the underlying annuity contract.

If a policyholder requests a distribution as a result of hardship, the employer must specifically authorize the distribution. It is not our responsibility to monitor compliance with IRS regulations relating to hardship distributions. If a hardship distribution is desired, the policyholder must follow the requirements set forth by the employer and we must receive consent by the employer, in a form acceptable to us, to process the distribution.

If certain contractual requirements are met, loans may be made available under section 403(b) contracts. A loan from a participant’s Contract Value may be requested only if the contract provides for loans and if the employer specifically permits and authorizes each specific loan. There are specific limits in the Code on the amount of the loan and the term of the loan. It is not our responsibility to monitor compliance with these requirements. If a loan is desired, the policyholder must follow the requirements set forth by the employer and we must receive consent by the employer, in form acceptable to us, to process the loan.

If we are directed by the participant, the loan may be taken from specific investment options. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of Contract Value minus any withdrawal charge; and (b) 50% of the Contract Value minus any withdrawal charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under section 72(p) of the Code.

Interest will be charged on the loan, in the amount set forth in the contract. This interest is payable to us.

Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant’s most recent premium payments allocation on file with us.

Under section 72(p), if a loan payment is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

As of January 1, 2009, there are Income Tax Regulations impacting section 403(b) plans, including the requirement that the employer have a written Plan and that the Plan indicate the identity of the providers permitted under the Plan. We are not administrators of section 403(b) Plans; we are providers of annuity contracts authorized under specific Plans. We will exchange required information with the employer and/or authorized plan administrator, upon request. As a result of these regulations and requirements set forth by the employer, we may require additional documentation prior to executing transactions involving contracts issued in connection with section 403(b) plans. These documentation requirements may change from time to time.

Keogh Plans

The Self-Employed Individual Tax Retirement Act of 1962, as amended permitted self-employed individuals to establish “Keoghs” or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS. Annuity contracts may be funding vehicles under a Keogh plan. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Individual Retirement Annuities

Various sections of the Code permit eligible individuals to contribute to individual retirement programs known as “Traditional IRAs”, “Roth IRAs”, “SEP IRA”, “SARSEP IRA”, “SIMPLE IRA”, and “Deemed IRAs”. Each of these different types of IRAs is subject to limitations on the amount that may be contributed, the timing of contributions, the persons who may be eligible, the time when distributions shall commence and the amount of such required minimum distributions. In addition, distributions from certain other types of qualified plans may be transferred into an IRA. Participant loans are not allowed under IRA contracts. Details about each of these different types of IRAs are included in the respective contract endorsements. If there are IRS or Code charges to the terms of existing endorsements, we may issue replacement endorsements. We will, at all times, administer all IRAs based on the law in existence at the time of each specific administration event.

Corporate Pension and Profit-Sharing Plans

Code section 401(a) permits corporate employers to establish various types of retirement plans for employees.

These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain independent tax advice as to the tax treatment and suitability of such an investment. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations

Code section 457(b) provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the policyholder is the plan sponsor, and the individual participants in the plans are the Annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts. Annuity contracts may be funding vehicles under these plans. We may issue such a contract but specifically are not a plan administrator or plan trustee.

Tax on Surrenders and Withdrawals from Qualified Plans and IRAs

In the case of a withdrawal under a qualified plan or IRA, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s after-tax cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. For many qualified plans and IRAs, the individual may have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the policyholder, withdrawals are received without tax.

Code section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans and IRAs other than Roth IRAs. The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the participation in the SIMPLE IRA. These penalty taxes are in addition to any income tax due on the distribution. To the extent amounts distributed are not includable in gross income no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the policyholder or Annuitant (as applicable) reaches age 59 1⁄2; (b) distributions following the death the policyholder or Annuitant (as applicable); (c) distributions attributable to the policyholder or Annuitant (as applicable) being disabled within the meaning of section 72(m)(7), (d) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the policyholder or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such policyholder or Annuitant (as applicable) and his or her designated beneficiary; (e) distributions to a policyholder or Annuitant (as applicable) who has separated from service after he has attained age 55; (f) distributions made on account of an IRS levy on the IRA or plan, (g) distributions made to the policyholder or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code section 213 to the policyholder or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (h) distributions made to an alternate payee pursuant to a qualified domestic relations order; (i) distributions from an IRA for the purchase of medical insurance (as described in section 213(d)(1)(D) of the Code) for the policyholder and spouse and dependents if the certain conditions are met; (j) distributions from IRAs for certain qualified educational expenses of the policyholder, spouse, children or grandchildren; (k) distributions from IRA for qualified first-time home purchase expenses; (l) distributions from retirement plans to individuals called to active military and effective January 1, 2020, up to $5000 upon the birth or adoption of a child. The exceptions stated in items (e) and (h) above do not apply in the case of an IRA. The exception stated in item (d) applies to an IRA without the requirement that there be a separation from service. Additional exceptions may apply in limited situations. Please note that future legislation or regulations may modify the conditions under which distributions may be received from a qualified plan or IRA without tax penalty. Consult your tax advisor for specific requirements regarding the application of each of these exceptions to the Penalty Tax.

Generally, distributions from a qualified plan or IRA must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 72(70 1⁄2 for individuals attaining that age before January 1, 2020)or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA. The required distribution rules do not apply to Roth IRAs during the policyholder’s lifetime. This commencement date is referred to as the “required beginning date.” Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the required amount not distributed. The life expectancy is based on tables published from time to time by the Internal Revenue Service.

The amount that must be distributed is based on Code rules relating to “Required Minimum Distributions.” This RMD takes into consideration the individual’s age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. The individual will have options regarding computation of the RMD amount; these options are selected at the time that the payments begin.

An individual is required to take distributions from all of his or her retirement accounts; however in some cases, if the individual has two or more accounts, the total amount of RMDs can be taken from one of the multiple accounts. For example, if the individual has a traditional IRA and a section 403(b) contract, the individual will have an RMD amount relating to each of these retirement vehicles. The individual can take the total of two RMDs from either or both of the two contracts.

For IRAs, we are required to file an annual information return with the IRS, with a copy to the participant, of the fair market value of each account. This information return will also indicate if RMDs are required to be taken. We will provide information to each policyholder concerning the RMD computations for his or her annuity contract.

In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all qualified plans and IRAs, including Roth IRAs. The beneficiary of the contract may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules.

Under the after-death RMD rules, if the original policyholder died prior to the required beginning date, and designated a contract beneficiary, then the full account value generally must be distributed by the end of the tenth calendar year after the year of the owner’s death. For spouses, certain “qualified designated beneficiaries”, and other situations as permitted by the Code and IRS, the full account value may be distributed over a period of no longer than the life expectancy of the beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31st of the year following the year of death.

Beginning with deaths happening on or after January 1, 2020, subject to certain exceptions most non-spouse beneficiaries must now complete post-death distributions within ten years of the owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before selecting a payout option with a qualified contract.

In all cases, if the beneficiary is the surviving spouse, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date. Each beneficiary will need to select the death benefit option from among those set forth in the contract which are applicable to the named beneficiary. If an option is not selected, the death benefit, if any, will be paid pursuant to the default death benefit payment option set forth in the contract. No beneficiary will be defaulted to any spousal continuance option.

Withholding and Information Reporting

We are required to file information returns with the IRS and state taxation authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder or beneficiary provide certain information, including social security number or tax identification number and current address.

In addition to information reporting, we are also required to withhold federal and certain state income taxes on the taxable portion of any amounts received under the contract unless a valid election is made to not have any withholding or in certain other circumstances. An election of no withholding is not permitted if a correct social security number or other taxpayer identification number is not provided or if the IRS advises that withholding is required. Special withholding rules apply to payments made to nonresident aliens.

You are liable for payment of federal income taxes on the taxable portion of any amounts received under the policy. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders. Although the ruling was directed at a life insurance policy, it may also apply to an annuity contract.

Spousal Definition

The Internal Revenue Code provides special provisions relating to a spouse.

The Contract provides that upon your death, a surviving spouse may have certain options and rights that he or she may elect to exercise under Section 72(s) or 401(a)(9) of the Code. All Contract provisions relating to spousal rights are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.

All individuals should contact their tax advisors regarding their personal tax situations.

Seek Tax Advice

The above description of federal income tax consequences of the different types of qualified plans and IRAs which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans and IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.

We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Sales of Variable Accumulation Contracts

Nassau Life has designated 1851 Securities, Inc. (“1851”) to serve as the principal underwriter of the securities offered through this prospectus, pursuant to the terms of an underwriting agreement. 1851, an affiliate of Nassau Life, also acts as the principal underwriter of other variable annuity contracts and variable life insurance policies issued by Nassau Life and its affiliated companies. Nassau Life or an affiliate reimburses 1851 for expenses 1851 incurs in underwriting the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). 1851 does not retain any fees under the Contracts; however, 1851 may receive 12b-1 fees from the underlying funds.

1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

1851 and Nassau Life enter into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of Nassau Life under applicable state insurance law and must be licensed to sell variable insurance products. Nassau Life has offered the Contract in jurisdictions where it is licensed to do business and where the Contract is approved.

On September 15, 2010, 1851 became the principal underwriter for the SEC registered products.

Compensation

Broker-dealers who have selling agreements with 1851 and Nassau Life are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker- dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments if up-front compensation is paid to registered representatives and up to 2.5% annually of Contract Value (if asset based compensation is paid).

To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits Nassau Life may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. Nassau Life may also pay for sales and distribution expenses out of any payments Nassau Life or 1851 may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a surrender charge, proceeds from this charge may be used to reimburse Nassau Life for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

We have unique arrangements for compensation with select broker-dealer firms based on the firm’s aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

State Regulation

We are subject to the provisions of the New York insurance laws applicable to life insurance companies and to regulation and supervision by the Superintendent, New York State Department of Financial Services. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we conduct an insurance business.

State regulation of Nassau Life includes certain limitations on the investments that may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

Reports

Reports showing the Contract Value will be furnished to you at least annually.

Voting Rights

As stated above, all of the assets held in an available investment option will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and, as such, have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders’ meeting.

We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contract owners controlling the vote.

In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

Matters on which owners may give voting instructions may include the following: (1) election or removal of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the fund corresponding to the owner’s selected investment option(s); (4) any change in the fundamental investment policies or restrictions of each such fund; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a fund’s fundamental investment policy, owners participating in such fund will vote separately on the matter. The number of votes that you have the right to cast will be determined by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund.

Nassau Life—Legal Proceedings

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves the Company’s businesses and operations. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The Separate Account and the 1851 Securities, Inc. is not currently involved in any litigation or arbitration.

The Company periodically receives informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations related to the Company’s products and practices. It is the Company’s practice to cooperate fully in these matters.

It is not feasible to predict or determine the ultimate outcome of all litigation, arbitration or regulatory proceedings or to provide reasonable ranges of potential losses. It is believed that the outcome of the Company’s litigation, arbitration, and regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, arbitration and regulatory investigations, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.

FINANCIAL STATEMENTS

Audited financial statements of the Separate Account and Nassau Life are included in the Statement of Additional Information. For a free copy of the Statement of Additional Information, simply call or write to our New York Customer Service Office or contact us through our website at www.nfg.com. The Statement of Additional Information is also available on the SEC’s website at www.sec.gov.

APPENDIX A—Investment Options

The following is a list of underlying funds available under the contract. More information about the underlying funds is available in the prospectuses for the funds, which may be amended from time to time and can be found by contacting our New York Customer Service Office (see Glossary for contact information).

The current expenses and performance information below reflects fees and expenses of the funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1-Year	5-Year	10-Year
Long term capital appreciation	Alger Capital Appreciation Portfolio[1,2] Adviser: Fred Alger Management, Inc. Sub-Adviser: N/A	%	%	%	%
Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AB VPS Balanced Wealth Strategy Portfolio,3 (Class B) Adviser: AllianceBernstein L.P. Sub-Adviser: N/A	%	%	%	%
Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.	Calvert VP S&P MidCap 400 Index Portfolio (Class I) Adviser: Calvert Investment Management, Inc. Sub-Adviser: Ameritas Investment Partners, Inc.	%	%	%	%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	DWS Equity 500 Index VIP Adviser: Deutsche Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.	%	%	%	%
Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	DWS Small Cap Index VIP Adviser: Deutsche Investment Management Americas Inc. Sub-Adviser: Northern Trust Investments, Inc.	%	%	%	%
The Fund’s investment objective is to provide current income.	Federated Hermes Fund for U.S. Government Securities II Adviser: Federated Investment Management Company Sub-Adviser: N/A	%	%	%	%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1-Year	5-Year	10-Year
The Fund’s investment objective is to seek high current income.	Federated Hermes High Income Bond Fund II Adviser: Federated Investment Management Company Sub-Adviser: N/A	%	%	%	%
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Hermes Government Money Fund II Adviser: Federated Investment Management Company Sub-Adviser: N/A	%	%	%	%
Long-term capital appreciation	Fidelity® VIP Contrafund® Portfolio (Service Class) Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	%	%	%	%
Capital growth	Fidelity® VIP Growth Opportunities Portfolio (Service Class) Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	%	%	%	%
Capital appreciation	Fidelity® VIP Growth Portfolio (Service Class) Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	%	%	%	%
As high a level of current income as is consistent with the preservation of capital	Fidelity® VIP Investment Grade Bond Portfolio (Service Class) Adviser: Fidelity Management & Research Company Sub-Adviser: Fidelity Investments Money Management, Inc.	%	%	%	%
Seeks capital appreciation. Under normal market conditions, the fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.	Franklin Flex Cap Growth VIP Fund[3] (Class 2) Adviser: Franklin Advisers, Inc. Sub-Adviser: N/A	%	%	%	%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1-Year	5-Year	10-Year
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Adviser: Franklin Income VIP Fund (Class 2) Sub-Adviser: N/A	%	%	%	%
Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund (Class 2) Adviser: Franklin Mutual Advisers, LLC Sub-Adviser: N/A	%	%	%	%
Seeks long-term capital appreciation.	Guggenheim VT Long Short Equity Fund[1,2] Adviser: Guggenheim Investments Sub-Adviser: N/A	%	%	%	%
Capital growth	Invesco V.I. American Franchise Fund (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	%	%	%	%
Capital appreciation and current income	Invesco V.I. Equity and Income Fund (Class II shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	%	%	%	%
Long term growth of capital	Invesco V.I. Core Equity Fund[1,2] (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	%	%	%	%
Long term growth of capital	Invesco V.I. Mid Cap Core Equity Fund[1,2] (Series I shares) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	%	%	%	%
Long term capital appreciation	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2] (Service shares) Adviser: Lazard Asset Management LLC Sub-Adviser: N/A	%	%	%	%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1-Year	5-Year	10-Year
High current income and the opportunity for capital appreciation to produce a high total return	Lord Abbett Bond Debenture Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	%	%	%	%
Long-term growth of capital and income without excessive fluctuations in market value	Lord Abbett Growth and Income Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	%	%	%	%
Capital appreciation through investments primarily in equity securities, which are believed to be undervalued in the marketplace	Lord Abbett Mid Cap Stock Portfolio (Class VC shares) Adviser: Lord, Abbett & Co. LLC Sub-Adviser: N/A	%	%	%	%
Capital appreciation	Morningstar Aggressive Growth ETF Asset Allocation Portfolio—Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	%	%	%	%
Capital appreciation and some current income	Morningstar Balanced ETF Asset Allocation Portfolio—Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	%	%	%	%
Capital appreciation	Morningstar Growth ETF Asset Allocation Portfolio—Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	%	%	%	%
Capital income and capital appreciation	Morningstar Income and Growth ETF Asset Allocation Portfolio—Class II Adviser: ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	%	%	%	%
The Fund seeks growth of capital.	Neuberger Berman Advisors Management Trust Mid Cap Growth Portfolio (Class S shares) Adviser: Neuberger Berman Management LLC Sub-Adviser: Neuberger Berman LLC	%	%	%	%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1-Year	5-Year	10-Year
Long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social, and governance (ESG) criteria	Neuberger Berman Advisors Management Trust Sustainable Equity Portfolio Adviser: Neuberger Berman Management LLC Sub-Adviser: Neuberger Berman LLC	%	%	%	%
Capital appreciation	Invesco Oppenheimer V.I. Capital Appreciation Fund Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	%	%	%	%
Capital appreciation	Invesco Oppenheimer V.I. Global Fund Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	%	%	%	%
Capital appreciation	Invesco Oppenheimer V.I. Main Street Small Cap Fund® Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.	%	%	%	%
Maximum real return consistent with prudent investment management	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	%	%	%	%
Maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT Real Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	%	%	%	%
Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	%	%	%	%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1-Year	5-Year	10-Year
Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Inverse Government Long Bond Strategy Fund[1,2] Adviser: Guggenheim Investments Sub-Adviser: N/A	%	%	%	%
Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Rydex VT Nova Fund[1,2] Adviser: Guggenheim Investments Sub-Adviser: N/A	%	%	%	%
Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Developing Markets VIP Fund (Class 1 shares for Templeton Investment Plus annuity; Class 2 shares for other annuities) Adviser: Templeton Asset Management Ltd. Sub-Adviser: N/A	%	%	%	%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Foreign VIP Fund (Class 1 shares for Templeton Investment Plus annuity; Class 2 shares for other annuities) Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	%	%	%	%
Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.	Templeton Growth VIP Fund (Class 1 shares for Templeton Investment Plus annuity; Class 2 shares for other annuities) Adviser: Templeton Global Advisors Limited Sub-Adviser: N/A	%	%	%	%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1-Year	5-Year	10-Year
Seeks capital appreciation and current income	TVST Touchstone Balanced Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	%	%	%	%
Seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	TVST Touchstone Bond Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	%	%	%	%
Seeks capital appreciation	TVST Touchstone Common Stock Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	%	%	%	%
Seeks growth of capital	TVST Touchstone Small Company Fund Adviser: Touchstone Advisors, Inc. Sub-Adviser: Fort Washington Investment Advisors, Inc.	%	%	%	%
Long-term growth of capital	Virtus KAR Capital Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	%	%	%	%
Capital appreciation and current income.	Virtus KAR Enhanced Core Equity Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	%	%	%	%
High total return consistent with reasonable risk	Virtus SGA International Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Sustainable Growth Advisers, LP	%	%	%	%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1-Year	5-Year	10-Year
Long-term total return	Virtus Newfleet Multi-Sector Intermediate Bond Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: New Fleet Asset Management LLC	%	%	%	%
Capital appreciation and income with approximately equal emphasis	Virtus Duff & Phelps Real Estate Securities Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Duff & Phelps Investment Management Company	%	%	%	%
Long-term capital growth	Virtus KAR Small-Cap Growth Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	%	%	%	%
Long-term capital appreciation	Virtus KAR Small-Cap Value Series A Adviser: Virtus Investment Advisers, Inc. Sub-Adviser: Kayne Anderson Rudnick Investment Management LLC	%	%	%	%
High total return over an extended period of time consistent with prudent investment risk

Virtus Strategic Allocation Series

(Class A shares)

Adviser: Virtus Investment Advisers, Inc.
Sub-Advisers: Duff & Phelps Investment Management Co. and Kayne Anderson Rudnick Investment Management, LLC (equity portion); New Fleet Asset Management LLC (fixed income portion)

		%	%	%	%
Long-term growth of capital	Wanger International Adviser: Columbia Wanger Asset Management, LLC Sub-Adviser: N/A	%	%	%	%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns
			1-Year	5-Year	10-Year
Long-term growth of capital	Wanger Select Adviser: Columbia Wanger Asset Management, LLC Sub-Adviser: N/A	%	%	%	%
Long-term growth of capital	Wanger USA Adviser: Columbia Wanger Asset Management, LLC Sub-Adviser: N/A	%	%	%	%

[1]	This fund is closed to new investors.
[2]

For contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular purchase payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing dollar cost averaging (“DCA”) percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

[3]	Not available with Spectrum Edge+.

APPENDIX B: STATE-SPECIFIC CONTRACT VARIATIONS

PART B

Big Edge

The Big Edge Plus®

Group Strategic Edge®

The Big Edge Choice® for New York

Spectrum Edge (versions C, D & E)

Templeton Investment Plus

Nassau Life Variable Accumulation Account (“Separate Account”)

Nassau Life Insurance Company

Variable Accumulation Deferred Annuity Contract

STATEMENT OF ADDITIONAL INFORMATION	May 1, 2021

Nassau Life Insurance Company

Home Office:

One American Row

Hartford, Connecticut 06102-5056

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated May 1, 2021. You may obtain a copy of the prospectus without charge by contacting the Nassau Life Insurance Company at PO Box 22012, Albany, NY 12201-2012. You may also call us at: 1--800-541-0171 between the hours of 8:30 A.M. and 5:00 P.M., Eastern Time. You may also contact us through our website at www.nfg.com. Defined terms used in the current prospectus are incorporated in this SAI.

Nassau Life Insurance Company

Nassau Life, with its home office at One American Row, Hartford, Connecticut 06115, is a stock life insurance company organized under the laws of the State of New York. Nassau Life is authorized to conduct life and annuity business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. The statutory home office of Nassau Life is located at 15 Tech Valley Drive, East Greenbush, New York 12061.

The immediate parent of Nassau Life is The Nassau Companies of New York, a Delaware corporation. The Nassau Companies of New York is ultimately controlled by David Dominik. Mr. Dominik ultimately controls Nassau Life through the following intervening companies: The Nassau Companies, Nassau Insurance Group Holdings, L.P., Nassau Insurance Group Holdings GP, LLC and Nassau Financial Group GP Ltd. The nature of the business of Mr. Dominik and the intervening companies includes investing in companies engaged in the business of insurance.

Nassau Life is part of Nassau Financial Group L.P. (the “Nassau Group”). Nassau Life, which at the time was named Phoenix Life Insurance Company, was acquired by the Nassau Group in 2016. In connection with that acquisition, Phoenix Life Insurance Company was re-named Nassau Life Insurance Company in 2018. Other affiliates of Nassau Life include 1851 Securities, Inc., which is the underwriter for the contracts, and the Nassau Companies of New York, which will provide administrative services for the contracts.

On June 21, 1982, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and it meets the definition of a “separate account” under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of Nassau Life. On July 1, 1992 the Separate Account’s domicile was transferred to New York. Nassau Life serves as the custodian of the assets of the Separate Account.

Underwriter

1851 Securities, Inc. (“1851”) is the principal underwriter for the contracts pursuant to an underwriting agreement dated January 1, 2012. 1851 is under common control with Nassau Life. 1851 is not compensated for any underwriting commissions. All underwriting commission costs are borne directly by Nassau Life. 1851’s principal business address is One American Row, Hartford, CT 06102-5056.

New sales of the contract are no longer being made. The surrender charge under the contracts, and how it is calculated, is described in the prospectus.

Services

Administrative, Marketing and Support Services

Nassau Life and/or the principal underwriter for the Contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds for providing certain administrative, marketing, or other support services to the underlying funds.

These payments reflect in part service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that Nassau Life and the principal underwriter for the Contracts incur in promoting, issuing, distributing and administering the Contracts.

The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the Contract or other Contracts offered by the Nassau Life. Aggregate fees relating to the different underlying funds vary and may be as much as 0.40% of the average net assets of an underlying fund attributable to the Contracts.

1

Other Service Providers

Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) and the Company, BNY Mellon provides certain services related to the Separate Account. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-CEN with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account.

Under a Checking and Financial Recordkeeping Services Agreement between BNY Mellon and the Company, BNY Mellon provides certain additional services related to the Separate Account, including receiving and inputting mail from Contract Owners into an automated work distributor system used to facilitate the processing of financial transactions under the Contracts, depositing checks for premium payments and for loan repayments received in good order into bank accounts maintained by the Company on behalf of the Separate Accounts, and forwarding Contract Owner net purchase and redemption orders to mutual funds that are available under the Contracts.

The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, deposit account and transaction based fees, license and service fees for certain software used in providing the services and other fees by service type or classification. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company.

Year Ended December 31,	Fee Paid
2018	$67,059.51
2019	$62,770.30
2020	$62,925.95

Information Sharing Agreements

Nassau Life has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by Nassau Life or the underlying funds in accordance with their established policies.

Calculation of Annuity Payments

See your prospectus in the section titled “The Annuity Period” for a description of the annuity options.

You may elect an annuity payment option by written request as described in your prospectus. If you do not elect an annuity payment option, amounts held under the contract will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option I) on the maturity date. You may not change your election after the first annuity payment.

Fixed Annuity Payments

Fixed annuity payments are determined by the total dollar value for all investment options’ accumulation units and all amounts held in the GIA. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected.

2

The guaranteed annuity payment rates will be no less favorable than the following: under Options A, B, D, E and F rates are based on the a-49 Annuity Table1 projected to 1985 with Projection Scale B. We use an interest rate of 3 3/8% for 5- and 10-year periods certain under Option A, for the 10-year period certain under Option F, and for Option E; an interest rate of 3 1⁄4% for the 20-year period certain under Options A and F; an interest rate of 3 1⁄2% under Options B and D. Under Options G and H, the guaranteed interest rate is 3%.

It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the settlement date.

Variable Annuity Payments

Under all variable annuity payment options except Option L, the first payment is based on an assumed annual investment rate of 4 1⁄2%. Should the assumed rate result in a first payment larger than permitted by state law, we will select a lower rate. All subsequent payments may be higher or lower depending on investment experience of the investment options.

Under Options I, J, K, M and N, we determine the first payment by multiplying the amounts held under the selected annuity payment option in each investment option by the applicable annuity payment option rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants. The first payment equals the total of such amounts determined for each investment option. We determine future payments under these options by multiplying the contract value in each investment option (Number of Annuity Units times the Annuity Unit Value) by the applicable annuity payment option rate on the payment calculation date. The payment will equal the sum of the amounts provided by each investment option investment.

Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value held under this annuity payment option on December 31 of the previous year by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

Under Options I, J, M and N, the applicable annuity payment option rate used to determine the first payment amount will not be less than the rate based on the 1983 Table A (1983 IAM)1 projected with Projection Scale G to the year 2040, and with continued projection thereafter, and on the assumed interest rate. Under Option K, the rate will be based on the number of payments to be made during the specified period and the assumed interest rate.

We deduct a daily charge for mortality and expense risks and may impose a daily administrative fee with respect to contract values held in the investment options. See your prospectus in the section titled “Deductions and Charges.” Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

Experts

The financial statements of each of the investment options of Nassau Life Variable Accumulation Account which include the statements of assets and liabilities as of December 31, 2020, the results of each of their operations for the period then ended, the changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated, and the consolidated financial statements of Nassau Life Insurance Company as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 included in this Statement of Additional Information have been so included in reliance on the reports of                         , an independent registered public accounting firm located at                     , given on the authority of said firm as experts in auditing and accounting.

[1]	The Society of Actuaries developed these tables to provide payment rates for annuities based on a set of mortality tables acceptable to most regulating authorities.

3

INSERT SEPARATE ACCOUNT FINANCIALS AND NASSAU FINANCIALS HERE

SA-1

PART C

Registrant hereby represents that, in imposing certain restrictions upon withdrawals from some annuity contracts, it is relying upon the no-action letter given to the American Council of Life Insurance (publicly available November 28, 1988) (Ref. No. 1P-6-88) regarding compliance with Section 403(b) (ii) of the Internal Revenue Code and that it is in compliance with the conditions for reliance upon that letter set forth therein.

Item 27.	Exhibits.

(a)	Resolution of Board of Directors of Phoenix Life Insurance Company establishing the Phoenix Life Variable Accumulation Account is incorporated by reference to Registrant’s Post-Effective Amendment No. 30 on Form N-4 (File No. 002-78020), filed via EDGAR on November 29, 1999.

(b)	Not Applicable.

(c)	Underwriting Contracts.

	(1)	Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated November 1, 2000 is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-68872), filed via EDGAR on November 15, 2001.

	(2)	Form of Broker Dealer Supervisory and Service Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the Sales of Contracts is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 on Form N-4 (File No. 002-78020), filed via EDGAR on April 25, 2005.

	(3)	Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company (Phoenix) and Phoenix Equity Planning Corporation (“PEPCO”), dated February 5, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

	(4)	Amended and Restated Principal Underwriting and Distribution Agreement between Phoenix Life Insurance Company (“Phoenix”) and 1851 Securities, Inc. (“1851”), dated January 1, 2012, is incorporated by reference to Post-Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(d)	(1)	Form of Contract (Big Edge Form No. 1017) is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File No. 002-78020), filed via EDGAR on October 23, 1986, and Registrant’s Post-Effective Amendment No. 26 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 1997.

(2)	Form of Contract (Big Edge Plus Form No. 2646) is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-4 (File No. 002-78020), filed via EDGAR on May 2, 1988 and Registrant’s Post-Effective Amendment No. 26 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 1997.

(3)	Form of Contract (Group Strategic Edge Form Nos. GD601 and GD603) is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-4 (File No. 002-78020), filed via EDGAR on April 29, 1993, and Registrant’s Post-Effective Amendment No. 26 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 1997.

(4)	Form of Contract (Big Edge Choice for New York Form No. D602) is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 on Form N-4 (File No. 002-78020), filed via EDGAR on February 28, 1997.

(5)   Form of Contract (The Phoenix Edge-VA for New York Form No. D602NY) is incorporated by reference to Registrant’s Post-Effective Amendment No. 30 on Form N-4 (File No. 002-78020), filed via EDGAR on November 29, 1999.

(6)   Form of Contract (Phoenix Spectrum Edge Form No. 612) is incorporated by reference to Registrant’s Post-Effective Amendment No. 34 on Form N-4 (File No. 002-78020), filed via EDGAR on September 13, 2001.

(7)   Guaranteed Minimum Income Benefit Rider (Form Number DR81) is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 on Form N-4 (File No. 002-78020), filed via EDGAR on April 25, 2005.

(8)	Guaranteed Minimum Accumulation Benefit Rider (Form DR84) is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 on Form N-4 (File No. 002-78020), filed via EDGAR on April 25, 2005.

(9)	Guaranteed Minimum Withdrawal Benefit Rider (Form No. 06GMWB) is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123035), filed via EDGAR on December 19, 2006.

(10)	Waiver of Withdrawal Charge for Nursing Home Confinement and Terminal Illness (Form No. 08HNW) is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

(e)	(1)	Form of Application (Big Edge Form No. OL2502) is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File No. 002-78020), filed via EDGAR on October 23, 1986, and Registrant’s Post-Effective Amendment No. 26 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 1997.

	(2)	Form of Application (Big Edge Plus Form No. OL1340) is incorporated by reference to Registrant’s Post-Effective Amendment No. 13 on Form N-4 (File No. 002-78020), filed via EDGAR on May 2, 1988, and Registrant’s Post-Effective Amendment No. 26 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 1997.

	(3)	Form of Application (Group Strategic Edge Form No. OL2318) is incorporated by reference to Registrant’s Post-Effective Amendment No. 21 on Form N-4 (File No. 002-78020), filed via EDGAR on April 29, 1993, and Registrant’s Post-Effective Amendment No. 26 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 1997.

	(4)	Form of Application (Big Edge Choice for New York Form No. OL2115NY) is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 on Form N-4 (File No. 002-78020), filed via EDGAR on February 28, 1997.

	(5)	Form of Application (The Phoenix Edge-VA for New York Form No. OL2744NY) is incorporated by reference to Registrant’s Post-Effective Amendment No. 30 on Form N-4 (File No. 002-78020), filed via EDGAR on November 29, 1999.

	(6)	Form of Application (Phoenix Spectrum Edge, Form No. OL3174) is incorporated by reference to Registrant’s Post-Effective Amendment No. 34 on Form N-4 (File No. 002-78020), filed via EDGAR on September 13, 2001.

(f)	(1)	Amended and Restated Charter of Nassau Life Insurance Company, dated October 9, 2018. FILED HEREWITH.

	(2)	Amended and Restated By-Laws of Nassau Life Insurance Company, effective February 2, 2018. FILED HEREWITH

(g)		Not Applicable.

(h)		Participation Agreements.

(1)

(a)   Participation Agreement dated May  1, 2000 between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)   Amendment dated May  1, 2000 to Participation Agreement between Phoenix Home Life Mutual Insurance Company, PHL Variable Insurance Company, Franklin Templeton Variable Insurance Products Trust, and Franklin Templeton Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c)   Amendment to Participation Agreement as of May  3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No.  3 on Form N-4 (File No. 333-123040), filed via EDGAR on April 27, 2006.

(d)   Amendment No. 3 to Participation Agreement as of May  1, 2006, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company and PHL Variable Insurance Company is incorporated by reference to Post Effective Amendment No.  3 on Form N-4 (File No. 333-123035), filed via EDGAR on December 19, 2006.

(e)   Amendment No. 4 to Participation Agreement as of May  1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

(f)   Amendment No. 5 dated March 1, 2008 to the Participation Agreement dated May  1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Home Mutual Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(g)   Amendment No. 6 to Participation Agreement as of September  20, 2010 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company (“PHLVIC”), Phoenix Life Insurance Company (“PLIC”), Phoenix Life and Annuity Company (“PLAC”), and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(2)

(a)   Amended and Restated Fund Participation Agreement dated May 6, 2008 by and among Phoenix Life Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management LLP and Columbia Management Distributors, Inc. is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149636), filed via EDGAR on July 11, 2008.

(b)   Consent to Assignment of Participation Agreement dated March  29, 2010 between Columbia Management Distributors, Inc. (“CMDI”) and Phoenix Life Insurance Company to RiverSource Fund Distributors, Inc. (“RSFD”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(3)

(a)   Fund Participation Agreement dated July 15, 1999 among Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)   Amendment to Fund Participation Agreement dated December 22, 2009 among Federated Securities Corp., Federated Insurance Series, and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(c)   First Addendum to Fund Participation Agreement dated January  19, 2010 by and between Phoenix Life Insurance Company (“Insurer”) and Federated Securities Corp. (“FSC”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(4)

(a)   Fund Participation Agreement dated July 19, 1999 among Phoenix Home Life Mutual Insurance Company, BT Insurance Funds Trust and Bankers Trust Company, is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033- 06793), filed via EDGAR on April 29, 2002.

(b)   Amendment No. 1 dated April  27, 2001 to the Fund Participation Agreement among Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Bankers Trust Company is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(c)   Amendment No. 2 dated October  29, 2001 to the Fund Participation Agreement among Phoenix Life Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(d)   Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July  19, 1999 among Phoenix Life Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

(5)

Participation Agreement dated June 1, 2000 among Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated is incorporated by reference to Post-Effective Amendment No. 21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(6)

(a)   Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Phoenix Life Insurance Company, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No.  4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010 .

(b)   First Amendment to Amended and Restated Participation Agreement by and among Phoenix Life Insurance Company (the “Company”), Fidelity Distributors Corporation (the “Underwriter”), and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products V, dated August 1, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2010.

(7)

(a)   Participation Agreement dated March 29, 2001 among Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No.  21 on Form S-6 (File No. 033-06793), filed via EDGAR on April 29, 2002.

(b)   Amendment No. 1 effective April 30, 2010 to Participation Agreement dated as of March  29, 2001, by and among AIM Variable Insurance Funds (“AVIF”), AIM Distributors, Inc., Phoenix Home Life Mutual Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(c)   Amendment No. 2 effective September 20, 2010 to Participation Agreement dated March  29, 2001 by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Distributors, Inc., Phoenix Home Life Mutual Insurance Company and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(8)

Participation Agreement dated May 30, 2003 among Phoenix Life Insurance Company, Rydex Variable Trust and Rydex Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 26 on Form N-6(File No. 033-06793), filed via EDGAR on April 30, 2004.

(9)

Participation Agreement dated April 25, 2005 among Phoenix Life Insurance Company, Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. is incorporated by reference to Post-Effective Amendment No. 2 on Form N-4 (File 333-123035), filed via EDGAR on April 27, 2006.

(10)

Participation Agreement dated April 14, 2005 among Phoenix Life Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC is incorporated by reference to Post-Effective Amendment No. 2 on Form N-4 (File No. 333-123035), filed via EDGAR on April 27, 2006.

(11)

Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123035), filed via EDGAR on December 19, 2006.

(12)

(a) Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123035), filed via EDGAR on December 19, 2006.

(b) Novation of and Amendment to Participation Agreement dated August 25, 2011 by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(13)

Participation Agreement dated May 1, 2006 among Phoenix Life Insurance Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc. is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123035), filed via EDGAR on December 19, 2006.

(14)

Participation Agreement dated May 1, 2006 among The Universal Institutional Funds Inc., Morgan Stanley Distribution Inc., Morgan Stanley Investment Management Inc., and Phoenix Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 3 on Form N-4 (File No. 333-123035), filed via EDGAR on December 19, 2006.

(15)

Participation Agreement as of November 5, 2010 among Virtus Variable Insurance Trust, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and 1851 Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(16)

Participation Agreement dated September 7, 2007 among Phoenix Life Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(17)

(a)     Participation Agreement dated April  1, 2008, among Phoenix Life Insurance Company, Phoenix Equity Planning Corporation, AllianceBernstein LP and AllianceBernstein Investments, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

(b)     Amendment No. 1, effective September 20, 2010, to Participation Agreement dated April  1, 2008, by and among Phoenix Life Insurance Company, Phoenix Equity Planning Corporation, AllianceBernstein L.P., and AllianceBernstein Investments, Inc. is incorporated by reference to Post-Effective Amendment No. 11 on Form N-4 (File No. 333-123035), filed via EDGAR on April 29, 2011.

(18)

(a)   Participation Agreement dated February  1, 2008, among Phoenix Life Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 on Form N-4 (File No. 002-78020), filed via EDGAR on April 30, 2008.

(b)   Consent to Assignment of Participation Agreement effective February  1, 2008 among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Post-Effective Amendment No.  3 on Form N-6 (File No. 333-146301), filed via EDGAR on April 21, 2009.

(c)   Amendment as of September 20, 2010 to Participation Agreement dated February  1, 2008, by and among Summit Mutual Funds, Inc., Ameritas Investment Corp., Phoenix Life Insurance Company, and Phoenix Equity Planning Corporation, as amended by a consent to assignment dated December  12, 2008 from Ameritas Investment corp. to Calvert Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(19)

Amended and Restated Participation Agreement of November 19, 2010 by and among Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”), (together “Phoenix”), Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(i)	Administrative Contracts:

(1)

(a) Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between Phoenix Life Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(b) Amendment dated January 1, 2005 to Amended and Restated Administration and Accounting Services Agreement between Phoenix Life Insurance Company and PFPC, INC. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

(c) Amendment dated January 1, 2008 to Amended and Restated Administration and Accounting Services Agreement between Phoenix Life Insurance Company and PNC Global Investment Servicing (U.S.) Inc. is incorporated by reference to Post-Effective Amendment No. 39 on Form N-6 (File No. 033-23251), filed via EDGAR on April 26, 2012.

(j)	OTHER MATERIAL CONTRACTS

(1)	Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, The Alger American Fund, DWS Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, The Rydex Trust, Wanger Advisors Trust; and The Universal Institutional Funds are incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2007.

(2)	Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2 between Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-Effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September 28, 2007.

(3)	Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company, Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(4)	Consent to Assignment of Rule 22c-2 Shareholder Information Agreement dated March 29, 2010 between Columbia Management Services, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(5)	Rule 22c-2 Shareholder Information Agreement as of November 5, 2010 by and among VP Distributors, Inc. (“Fund Agent”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (together “Insurance Company”), and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(6)	(a) Distribution and Administrative Services Agreement as of November 5, 2010 among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, Inc. (“VPD”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(b) Amendment to Distribution and Administrative Services Agreement by and among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, LLC (formerly known as VP Distributors, Inc.), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. dated January 1, 2013 is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June 5, 2015.

(7)	Investment Performance Calculation Agreement as of November 5, 2010 by and among The Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, (collectively, “Phoenix”) and Virtus Partners, Inc. (“Virtus”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(8)

BNY Mellon Administrative Agreements.

(a)   Checking and Financial Recordkeeping Services Agreement between Phoenix Life Insurance Company and PFPC Inc., dated March 24, 2006 Filed Herewith

(b)   Amendment No 1 to Checking and Financial Recordkeeping Services Agreement, dated August 1, 2009 Filed Herewith

(c)   Letter dated January 11, 2011 re renewal of Checking and Financial Services Agreement Filed Herewith

(d)   Letter dated January 28, 2014 re renewal of Checking and Financial Services Agreement Filed Herewith

(e)   Amendment No 2. to Checking and Financial Services Agreement, dated May 3, 2016. Filed Herewith

	(k)	Opinion and Consent of Counsel - to be filed in a subsequent post-effective amendment.

	(l)	(a) Consent of Independent Registered Public Accounting Firm - to be filed in a subsequent post-effective amendment

(b) Form of powers of attorney, allowing signing of registration statement by the POA. Filed Herewith

	(m)	Not Applicable.

	(n)	Not Applicable.

(o)		Not Applicable.

Item 28.	Directors and Executive Officers of the Depositor.

The principal business address of each individual listed below is One American Row, Hartford, Connecticut 06102-5056.

Name and Principal Business Address	Positions and Offices with Depositor
Phillip J. Gass	Director and Chairperson; President and Chief Executive Officer
Leanne M. Bell	Director
Kostas Cheliotis	Director; Vice President, General Counsel, and Secretary
Kevin J. Gregson	Director
Leland C. Launer	Director
Thomas M. Buckingham	Director; Vice President and Chief Product and Service Officer
Thomas A. Williams	Director
Diana Piquette	Vice President, Chief Financial Officer, and Treasurer
Jacqueline Bamman	Vice President and Chief People Officer
Justin Banulski	Vice President, Investment Accounting
Dana Battiston	Vice President and Actuary
Jan Buchsbaum	Vice President, Life and Annuity Product Development
Olga Buland	Vice President

Sam S.F. Caligiuri	Vice President and Assistant Secretary
David Czerniecki	Vice President, Chief Investment Officer
Michael Donovan	Vice President and Actuary
George Esposito	Vice President
David Monroe	Vice President and Chief Accounting Officer
John Murphy	Vice President and Corporate Auditor
Vernon Young	Vice President and Group Chief Risk Officer
Susan A. Zophy	Vice President, Life and Annuity Operations
William B. Moorcroft	Chief Compliance Officer and Anti-Money Laundering Officer
Justin Mosbo	Vice President and Chief Actuary
Paul Tyler	Chief Marketing Officer
Susan L. Guazzelli	Assistant Treasurer
Barry Stopler	Assistant Treasurer

Item 29.	Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Nassau Life, a stock life insurance company incorporated under the laws of the State of New York. Nassau Life is an indirect subsidiary of Nassau Financial Group L.P. An organization chart of Nassau Financial Group L.P. is set forth below.

Nassau Financial Group L.P. (Cayman) (Individuals) [Contract]

Nassau Financial Group L.P. (Cayman) [Contract]

Nassau Asset Management LLC (Delaware) [100%]

Nassau CorAmerica LLC (Delaware) [100%]

Nassau CorAmerica Loan Company LLC (Delaware) [100%]

Nassau CorAmerica Advisors LLC (Delaware) [100%]

Nassau Corporate Credit LLC (Delaware) [100%]

NCC CLO Manager LLC (Delaware) [100%]

NCC Management LLC (Delaware) [100%]

Nassau Private Credit LLC (Delaware) [100%]

Nassau Private Credit GP LLC (Delaware) [100%]

Nassau Private Credit Onshore Fund LP (Delaware) [Contract]

Nassau Private Credit Master Fund LP (Kentucky) [Contract]

Nassau Private Credit Offshore Fund LP (Kentucky) [Contract]

NPC SGP LLC (Delaware) [100%]

Nassau NCC Blocker (UK) Ltd. (Cayman) [100%]

NCC Management (UK) Ltd. (Great Britain) [100%]

Nassau Corporate Credit (UK) LLP (Great Britain0 [99%]

Nassau Alternative Investments LLC (Delaware) [100%]

NAMCO Services LLC (Delaware) [100%]

NSRE Saybrus Holdings, LLC (Delaware) [100%]

Saybrus Partners, LLC (Delaware) [86.2%]

Dedicated Distribution Partners, LLC (Delaware) [100%]

Saybrus Management Holding Company Inc. (Delaware) [Contract]

Saybrus Holdings, LLC (Delaware) [100%]

Saybrus Equity Services, LLC (Delaware) [100%]

Nassau Insurance Group Holdings GP, LLC (Delaware) [Contract]

Nassau Insurance Group Holdings, L.P. (Delaware) [Contract]

Nassau Re/Imagine LLC

The Nassau Companies (Delaware) [100%]

Nassau Life and Annuity Company (Connecticut) [100%]

Lynbrook Re, Inc. (Vermont) [100%]

Nassau Life Insurance Company of Kansas (Kansas) [100%]

Sunrise Re, Inc. (Vermont) [100%]

The Nassau Companies of New York (Delaware) [100%]

Nassau CLO SPV-I LLC (Delaware) [56%] (2)

Nassau CLO SPV-II LLC (Delaware) [54.34%] (3)

Nassau Employee Co-Invest Fund I LLC (Delaware) [51%] (4)

Nassau Life Insurance Company [100%]

PM Holdings, Inc. (Connecticut) [100%]

Phoenix Founders, Inc. (Connecticut) [100%]

Nassau 2019 CFO LLC (Delaware) [76.73%] (5)

Nassau 2019 CFO Fund LLC (Delaware) [100%]

Foresters Financial Holding Company, Inc.(DE) [100%]

PHL Delaware LLC (Delaware) [100%]

DSM Sands LLC (Delaware) [100%]

PHL Variable Insurance Company (Connecticut) [100%]

Concord Re, Inc. (Connecticut) [100%]

Westgate Delaware LLC (Delaware) [100%]

Magni Re (Cayman) Ltd.

Nassau Reinsurance LLC (Delaware) [100%]

NSRE BD Holdco LLC (Delaware) [100%]

1851 Securities, Inc. (Delaware) [100%]

Nassau Cayman Brac Holding Company (Delaware). [100%]

Item 30.	Indemnification.

Section 6.1 of the By-laws of Nassau Life provides as follows:

To the full extent permitted by the laws of the State of New York, Nassau Life shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person’s testator or intestate:

(1)	is or was a director, officer or employees of the company; or

(2)

serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the company, and at the time of such services, was a director, officer or employee of the company against judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein.

Subject to applicable law, the indemnification provided in this Article VI shall not be deemed to be exclusive of any other rights to which a director, officer or employee of the company seeking indemnification may be entitled.

In addition, the directors and officers of the company are insured against certain liabilities arising out of their conduct in such capacities. The coverage is subject to certain terms and conditions and to the specified coverage limit set forth in the applicable policies.

Under the terms of the underwriting agreement between Nassau Life and 1851 Securities, Inc., Nassau Life will indemnify and hold harmless 1851 Securities, Inc. for any expenses, losses, claims, damages or liabilities (including attorney fees) incurred by reason of any material misrepresentation or omission in a registration statement or prospectus for a variable insurance product for which 1851 Securities, Inc. serves as principal underwriter; provided, however, Nassau Life shall not be required to indemnify for any expenses, losses, claims, damages or liabilities which have resulted from the negligence, misconduct or wrongful act of 1851 Securities, Inc.

Item 31.	Principal Underwriters.

1851 Securities, Inc. (“1851 Securities”)

(a)

1851 Securities, Inc. is the principal underwriter for the policies supported by the Registrant. 1851 Securities, Inc. acts as principal underwriter for the following investment companies (including the Registrant): First Investors Life Variable Annuity Fund C, First Investors Life Variable Annuity Fund D, First Investors Life Level Premium Variable Life Insurance (Separate Account B); First Investors Life Separate Account E, and First Investors Life Variable Annuity Fund A; Nassau Life Separate Account C; Nassau Life Separate Account D; Nassau Life Variable Accumulation Account; Nassau Life Variable Universal Life Account; PHL Variable Accumulation Account; PHL Variable Accumulation Account II; PHLVIC Variable Universal Life Account; and Nassau Life and Annuity Variable Universal Life Account. These investment companies are separate accounts of NNY or affiliates thereof. 1851 Securities, Inc. does not serve as depositor, sponsor or investment adviser to any investment companies.

(b)	Directors and Executive Officers of 1851 Securities.

The following are the directors and officers of 1851 Securities, Inc. Unless otherwise noted, each director’s and officer’s business address is One American Row, Hartford, CT 06102.

Name	Position
Thomas M. Buckingham	Director and Board Chairperson
Susan Guazzelli	Director, Second Vice President, and Treasurer
Haley Maldonado	Director, Secretary
William B. Moorcroft	Director, President & CEO, Chief Compliance Officer & Anti-Money Laundering Officer

(c)	1851 Securities received no compensation from the Registrant during the last fiscal year for sales of the contract.

Item 32.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules under it are maintained at the administrative offices of Nassau Life Insurance Company located at One American Row, Hartford, CT 06102-5056.

Item 33.	Management Services.

All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 34.

Nassau Life Insurance Company represents that the fees and charges deducted under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Nassau Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Nassau Life Variable Accumulation Account causes this Post-Effective Amendment No. 62 to Registration Statement No. 002-78020 on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford and the State of Connecticut, on this 10th day of February, 2021.

Nassau Life Variable
Accumulation Account
(Registrant)

By:	/s/ Phillip J. Gass
*Phillip J. Gass,
President and Chief Executive Officer of Nassau Life Insurance Company

Nassau Life Insurance Company

By:	/s/ Phillip J. Gass
*Phillip J. Gass,
President and Chief Executive Officer

By:	/s/ Kostas Cheliotis
*Kostas Cheliotis

* As Attorney-in-Fact pursuant to power of attorney

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-Effective Amendment No. 62 to Registration Statement No. 002-78020 on February 10, 2021.

Signature	Title

*Phillip J. Gass	Director

*Leanne M. Bell	Director

/s/ Kostas Cheliotis Kostas Cheliotis	Director

*Kevin J. Gregson	Director

*Leland C. Launer	Director

*Thomas M. Buckingham	Director

*Thomas A. Williams	Director

*Diana Piquette	Chief Financial Officer and Treasurer

*David Monroe	Chief Accounting Officer

/s/ Kostas Cheliotis
*Kostas Cheliotis

* As Attorney-in-Fact pursuant to Powers of Attorney

Exhibit Index

Exhibit 27(f)	Depositor’s Charter and By-Laws - filed herewith

Exhibit 27(j)	BNY Mellon Administrative Agreements - filed herewith

Exhibit 27(k)	Opinion and Consent of Counsel [to be filed in subsequent post-effective amendment]

Exhibit 27(l)(a)	Consents of Independent Registered Public Accounting Firm [to be filed in subsequent post-effective amendment]

Exhibit 27(l)(b)	Powers of Attorney filed herewith